                                                                    EXHIBIT 10.6



                                CREDIT AGREEMENT


                             DATED AS OF MAY 2, 1997



                                  BY AND AMONG


                               AHL SERVICES, INC.,
                           ARGENBRIGHT SECURITY, INC.,
                               ARGENBRIGHT, INC.,
                                 INTERSEC, INC.,
                               ADI U.K., LIMITED,
                 AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED,
                        ARGENBRIGHT HOLDINGS LIMITED AND
                              THE ADI GROUP LIMITED

                                  AS BORROWERS,

                         THE LENDERS REFERRED TO HEREIN,

                    FIRST UNION NATIONAL BANK (LONDON BRANCH)

                           AS EUROPEAN FACILITY LENDER


                                       AND

                      FIRST UNION NATIONAL BANK OF GEORGIA,

                             AS ADMINISTRATIVE AGENT

                                CREDIT AGREEMENT

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS...........................................................................1
         SECTION 1.1  Definitions................................................................1
         SECTION 1.2  General...................................................................16
         SECTION 1.3  Accounting Matters........................................................17
         SECTION 1.4  Other Definitions and Provisions..........................................17

ARTICLE II  CREDIT FACILITY.....................................................................17
         SECTION 2.1  Revolver Loans............................................................17
         SECTION 2.2  Procedure for Advances of Revolver Loans..................................18
         SECTION 2.3  Swingline Loan Subfacility................................................18
         SECTION 2.4  Repayment of Revolver Loans...............................................21
         SECTION 2.5  Letters of Credit.........................................................22
         SECTION 2.6  Revolver Notes............................................................26
         SECTION 2.7  Termination of Revolver Facility..........................................27
         SECTION 2.8  Use of Proceeds...........................................................27
         SECTION 2.9  Security..................................................................27
         SECTION 2.10  Maximum Borrower Liability...............................................27
         SECTION 2.11  Waiver of Subrogation....................................................29
         SECTION 2.12  European Facility Loans..................................................29
         SECTION 2.13  Procedures for Advance of European Facility Loans........................30

ARTICLE III  GENERAL LOAN PROVISIONS............................................................30
         SECTION 3.1  Interest..................................................................30
         SECTION 3.2  Notice and Manner of Conversion or Continuation of Loans..................32
         SECTION 3.3  Fees......................................................................33
         SECTION 3.4  Manner of Payment.........................................................34
         SECTION 3.5  Crediting of Payments and Proceeds........................................35
         SECTION 3.6  Nature of Obligations of Lenders Regarding Loans; Assumption by
                      Administrative Agent......................................................35
         SECTION 3.7  Changed Circumstances.....................................................36
         SECTION 3.8  Indemnity.................................................................37
         SECTION 3.9  Capital Requirements......................................................38
         SECTION 3.10  Taxes; Currency..........................................................38
         SECTION 3.11  Special Lenders..........................................................41

ARTICLE IV  CLOSING: CONDITIONS OF CLOSING AND BORROWING........................................41
         SECTION 4.1  Closing...................................................................41
         SECTION 4.2  Conditions to Closing and Initial Loan....................................42
         SECTION 4.3  Conditions to All Loans...................................................45

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF BORROWERS..........................................45
         SECTION 5.1  Representations and Warranties............................................45
         SECTION 5.2  Survival of Representations and Warranties, Etc...........................51

ARTICLE VI  FINANCIAL INFORMATION AND NOTICES...................................................51
         SECTION 6.1  Financial Statements and Projections......................................51
         SECTION 6.2  Officer's Compliance Certificate..........................................52
         SECTION 6.3  Other Reports.............................................................52
         SECTION 6.4  Notice of Litigation and Other Matters....................................53
         SECTION 6.5  Accuracy of Information...................................................54

ARTICLE VII  AFFIRMATIVE COVENANTS..............................................................54
         SECTION 7.1  Preservation of Corporate Existence and Related Matters...................54
         SECTION 7.2  Maintenance of Property...................................................54
         SECTION 7.3  Insurance.................................................................54
         SECTION 7.4  Accounting Methods and Financial Records..................................55
         SECTION 7.5  Payment and Performance of Obligations....................................55
         SECTION 7.6  Compliance With Laws and Approvals........................................55
         SECTION 7.7  Environmental Laws........................................................55
         SECTION 7.8  Compliance with ERISA and the Code........................................55
         SECTION 7.9  Compliance With Agreements................................................56
         SECTION 7.10  Conduct of Business......................................................56
         SECTION 7.11  Visits and Inspections...................................................56
         SECTION 7.12  Subsidiaries.............................................................56
         SECTION 7.13  Further Assurances.......................................................56

ARTICLE VIII  FINANCIAL COVENANTS...............................................................57
         SECTION 8.1  Funded Debt to EBITDA.....................................................57
         SECTION 8.2  Interest Coverage Ratio...................................................57
         SECTION 8.3  Current Ratio.............................................................57
         SECTION 8.4  Capitalization Ratio......................................................57

ARTICLE IX  NEGATIVE COVENANTS..................................................................57
         SECTION 9.1  Limitations on Debt.......................................................57
         SECTION 9.2  Limitations on Contingent Obligations.....................................58
         SECTION 9.3  Limitations on Liens......................................................58
         SECTION 9.4  Limitations on Loans, Advances, Investments and Acquisitions..............58
         SECTION 9.5  Limitations on Mergers and Liquidation....................................59
         SECTION 9.6  Limitations on Sale of Assets.............................................60
         SECTION 9.7  Limitations on Dividends and Distributions................................60
         SECTION 9.8  Transactions with Affiliates..............................................60
         SECTION 9.9  Certain Accounting Changes................................................61
         SECTION 9.10  Licenses.................................................................61
         SECTION 9.11  Restrictive Agreements...................................................61

ARTICLE X  DEFAULT AND REMEDIES.................................................................61
         SECTION 10.1  Events of Default........................................................61
         SECTION 10.2  Remedies.................................................................63
         SECTION 10.3  Rights and Remedies Cumulative; Non-Waiver; etc..........................64
         SECTION 10.4  Set-off..................................................................64
         SECTION 10.5  Adjustments..............................................................64
         SECTION 10.6  Consents.................................................................65

ARTICLE XI  THE ADMINISTRATIVE AGENT............................................................65
         SECTION 11.1  Appointment..............................................................65
         SECTION 11.2  Nature of Duties.........................................................65
         SECTION 11.3  Exculpatory Provisions...................................................66
         SECTION 11.4  Reliance by Administrative Agent.........................................66
         SECTION 11.5  Non-Reliance on Administrative Agent and Other Lenders...................66
         SECTION 11.6  Notice of Default........................................................67
         SECTION 11.7  Indemnification..........................................................67
         SECTION 11.8  The Administrative Agent in its Individual Capacity......................68
         SECTION 11.9  Successor Administrative Agent...........................................68

ARTICLE XII  MISCELLANEOUS......................................................................69
         SECTION 12.1  Notices..................................................................69
         SECTION 12.2  Expenses.................................................................70
         SECTION 12.3  Governing Law............................................................71
         SECTION 12.4  Consent to Jurisdiction..................................................71
         SECTION 12.5  Arbitration..............................................................71
         SECTION 12.6  WAIVER OF JURY TRIAL.....................................................72
         SECTION 12.7  Reversal of Payment......................................................72
         SECTION 12.8  Successors and Assigns; Participations...................................72
         SECTION 12.9  Amendments, Waivers and Consents: Renewal................................75
         SECTION 12.10  Performance of Duties...................................................75
         SECTION 12.11  Indemnification.........................................................76
         SECTION 12.12  All Powers Coupled with Interest........................................76
         SECTION 12.13  Survival of Indemnities.................................................76
         SECTION 12.14  Provision of Loan Documents.............................................76
         SECTION 12.15  Titles and Captions.....................................................76
         SECTION 12.16  Severability of Provisions..............................................76
         SECTION 12.17  Counterparts............................................................76
         SECTION 12.18  AHL as Agent for Other Borrowers........................................77
         SECTION 12.19  Term of Agreement.......................................................77

                                                                                   PAGE
EXHIBITS

Exhibit A-1  Form of Revolver Note
Exhibit A-2  Form of Swingline Note
Exhibit A-3  Form of European Facility Note
Exhibit B    Form of Notice of Borrowing
Exhibit C    Form of Notice of Conversion/Continuation
Exhibit D    Form of Officer's Certificate
Exhibit E    Form of Assignment and Acceptance
Exhibit F    Form of Pledge Agreement
Exhibit G    Form of Security Agreement
Exhibit H    Form of Intercompany Subordination Agreement
Exhibit I    Form of Joinder Agreement



SCHEDULES

Schedule 1.1      -     Lenders and Commitments
Schedule 5.1(a)   -     Jurisdictions of Organization and Qualification to Do
                        Business as Foreign Corporation
Schedule 5.1(b)   -     Subsidiaries and capitalization
Schedule 5.1(d)   -     Regulatory  Matters
Schedule 5.1(g)   -     Environmental Matters
Schedule 5.1(h)   -     ERISA Plans
Schedule 5.1(1)   -     Material Contracts
Schedule 5.1(m)   -     Labor and Collective Bargaining Agreements
Schedule 5.1(0)   -     Liabilities Not Reflected in Financial Statements
Schedule 5.1(r)   -     Real Property
Schedule 5.1(t)   -     Debt and Contingent Obligations
Schedule 5.1(u)   -     Litigation
Schedule 9.1      -     Existing Debt
Schedule 9.3      -     Existing Liens
Schedule 9.4      -     Existing Loans, Advances and Investments

         CREDIT AGREEMENT, dated as of the 2nd day of May, 1997, by and among AHL SERVICES, INC. ("AHL"), ARGENBRIGHT SECURITY, INC. ("Argenbright Security"), ARGENBRIGHT, INC. ("Argenbright Transportation") INTERSEC, INC. ("Intersec"), ADI U.K. LIMITED ("ADI U.K.") and AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED ("ADI Germany"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings") and THE ADI GROUP LIMITED ("European Holdings") (each of AHL, Argenbright Security, Argenbright Transportation, Intersec, ADI U.K., ADI Germany, U.S. Holdings, and European Holdings is sometimes individually referred to as a "Borrower" and collectively are referred to as the "Borrowers"), each a corporation with its chief executive office and principal place of business at the address specified in the signature page to this Agreement, the financial institutions who are or may become party hereto (the "Lenders"), FIRST UNION NATIONAL BANK (LONDON BRANCH) (the "European Facility Lender"), and FIRST UNION NATIONAL BANK OF GEORGIA, a national banking association ("First Union"), as Administrative Agent for the Lenders and individually a Lender.

                              STATEMENT OF PURPOSE

         The Borrowers have requested that First Union, the Lenders, and the European Facility Lender provide the credit facilities hereunder. The parties have agreed that the credit facilities are to be governed by the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrowers, jointly and severally, the Lenders, the European Facility Lender, and First Union hereby agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

         SECTION 1.1. Definitions. In addition to the terms defined above and the terms defined elsewhere herein, the following terms when used in this Agreement shall have the meanings assigned to them below:

         "Accounts Designation Letter" means the letter executed by each of the Borrowers, delivered on the Closing Date and from time to time thereafter, designating the accounts of AHL or the other Borrowers to which proceeds of Loans are to be disbursed and authorizing Loan proceeds to be disbursed to such accounts.

         "Administrative Agent" means First Union in its capacity as administrative agent hereunder, and any successor thereto appointed pursuant to
Section 11.9.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 12.1.

         "Affiliate" a Person: (i) that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, a Person; (ii) that beneficially owns or holds 25% or more of any class of voting stock or other equity interest of the Person; or (iii) 25% or more of whose voting stock (or in the case of a Person which is not a corporation, 25% or more of whose equity interest) is beneficially owned or held by the Person. For purposes hereof, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock or other equity interests, by contract, or otherwise.

         "Aggregate Commitment" means Thirty-Five Million Dollars ($35,000,000).

         "Agreement" means this Credit Agreement, as amended or supplemented from time to time.

         "AHL" shall have the meaning assigned thereto in the preamble hereof.

         "Alternative Currency" means English pounds or German deutsche marks, or any other currency (other than Dollars) requested by a Foreign Borrower and acceptable to the European Facility Lender.

         "Applicable Law" means all applicable provisions of constitutions, laws, statutes, treaties, rules, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Applicable Margin" shall have the meaning assigned thereto in Section 3.1(a).

         "Assigned Dollar Value" shall mean, in respect of any Foreign Currency Loan, the Dollar equivalent thereof determined based upon the applicable Spot Exchange Rate as of the Denomination Date for such Loan.

         "Assigned Dollar Value Excess" shall mean the Dollar amount by which, at the end of any Interest Period for a Foreign Currency Loan, the Assigned Dollar Value of outstanding Foreign Currency Loans under the subject Loan facility exceeds the applicable Foreign Currency Sublimit.

         "Assignment and Acceptance" shall have the meaning assigned thereto in
Section 12.9(a).

         "Avoidance Provisions" shall have the meaning assigned thereto in
Section 2.10(a).

         "Bankruptcy Code" means the U.S. Bankruptcy Code, 11 U.S.C. ss. 101 et seq., as amended.

         "Base Rate" means, at any time, (i) with respect to Revolver Loans made in Dollars and Swingline Loans the higher of (a) the U.S. Prime Rate or
(b) the Federal Funds Rate plus 1/2 of 1%, and (ii) with respect to Foreign Currency Loans made in the Base Rate Currency, the Prime Rate;

each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the U.S. Prime Rate, Prime Rate, or the Federal Funds Rate.

         "Base Rate Currency" means English pounds but no other Alternative Currency.

         "Base Rate Loan" means any loan made by the Lenders under the Revolver Facility or by the European Facility Lender under the European Facility and bearing interest at a rate determined with reference to the Base Rate.

         "Benefitted Lender" shall have the meaning assigned thereto in Section 10.5.

         "Borrowers" shall have the meaning assigned thereto in the preamble hereof.

         "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and Atlanta, Georgia are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan or Foreign Currency Loan, any day that is a Business Day described in clause (a) and that is also, with respect to LIBOR Rate Loans, a day for trading by and between banks in deposits in the London interbank market, and, with respect to such Foreign Currency Loans, is a day in which the banks in the capitol of the country of the foreign currency are open.

         "Capital Asset" means, with respect to AHL and its Subsidiaries, any asset that would, in accordance with GAAP, be required to be classified and accounted for as a capital asset on a Consolidated balance sheet of AHL and its Subsidiaries.

         "Capital Expenditures" means, with respect to AHL and its Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by AHL and its Subsidiaries during such period, determined in accordance with GAAP.

         "Capital Lease" means, with respect to AHL and its Subsidiaries, any lease of any property that would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on a Consolidated balance sheet of AHL and its Subsidiaries.

         "Cash Collateral Account" shall have the meaning assigned thereto in
Section 2.5(a).

         "Change in Control" means (i) any person or group of persons other than Frank A. Argenbright, Jr. shall obtain beneficial ownership or control (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in one or more series of transactions of more than fifty percent (50%) of the common stock of AHL or more than fifty percent (50%) of the voting power of shareholders of AHL entitled to vote in the election of members of the board of directors (ii) during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the board of directors of AHL cease for any reason to constitute a majority of the members of the board of directors of such company, or (iii) there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $5 million any "change in control" (as defined in such indenture or other evidence of Debt) obligating AHL or any Subsidiary to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein.

         "Closing Date" means the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time.

         "Collateral" means any assets pledged by any of the Borrowers or any of their Subsidiaries in order to secure the Obligations or a portion thereof.

         "Commitment" means the commitment of a Lender to make Loans under the Revolver Facility, the commitment of the Swingline Lender to make Swingline Loans, the commitment of the Issuing Bank to issue the Letters of Credit, and the commitment of the European Facility Lender to make the European Facility Loans hereunder.

         "Commitment Percentage" means, with respect to any Lender, the Issuing Bank, or the European Facility Lender, the ratio of (a) the Dollar and Assigned Dollar Value of the amount of its Commitment to (b) the aggregate Commitments.

         "Consolidated" means, when used with reference to financial statements or financial statement items of AHL and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Contributing Borrower" shall have the meaning assigned thereto in
Section 2.10(d).

         "Contributed Real Estate" means that real property contributed by Frank A. Argenbright, Jr. to AHL as described in Schedule 5.1(r).

         "Contingent Obligation" means, with respect to AHL and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Contingent Obligation shall not include (i) customary indemnification obligations provided in connection with previously-consummated acquisition or sale transactions or provided in connection with future acquisition or sale transactions consummated in compliance with the terms of this Agreement or (ii) endorsements for collection or deposit in the ordinary course of business.

         "Correspondent(s) means the financial institution(s) or office(s), which may or may not be an Affiliate of the Administrative Agent or the European Facility Lender, which the Administrative Agent or the European Facility Lender from time to time designates to the Borrowers as its correspondent hereunder in disbursing proceeds of a Loan and/or receiving payments with respect to a Loan.

         "Credit Facility" means the several credits to be extended to the Borrowers pursuant to Article II.

         "Current Assets" at any date, the amount at which all of the Consolidated current assets of AHL and Subsidiaries would be properly classified in accordance with GAAP as current assets on a balance sheet at such date.

         "Current Liabilities" at any date, the amount at which all of the Consolidated current liabilities of AHL and Subsidiaries would be properly classified in accordance with GAAP as current liabilities on a balance sheet at such date, excluding the Loans, current maturities of any Funded Indebtedness, amounts due to Affiliates, and the current portion of the reserve maintained by AHL and its Subsidiaries for the payment of workers' compensation and vehicle claims.

         "Debt" means, with respect to AHL and its Subsidiaries, at any date and without duplication, the sum, calculated in accordance with GAAP, of (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person, except trade payables or accrued liabilities arising in the ordinary course of business not more than ninety (90) days past due or, if more than ninety (90) days past due, being contested by such Person in good faith, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of any such Person, (f) all Contingent Obligations of such Person, (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person and (h) all termination payments which would be due and payable by any such Person pursuant to a Hedging Agreement.

         "Default" means any of the events specified in Section 10.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Denomination Date" means, (i) in determining the Assigned Dollar Value of any European Facility Loan, in determining the conversion to Dollars pursuant to Section 3.1(f), or in determining the Assigned Dollar Value pursuant to Section 3.10(g), the same Business Day and, (ii) for all other Foreign Currency Loan outstandings, the Spot Exchange Rate in effect on the date that is two Business Days before (A) the last day of the Interest Period, in determining whether there is an Assigned Dollar Value Excess at the end of the Interest Period (B) the date on which a Loan is to be made, continued, converted, or prepaid, in determining minimum amounts or multiples thereof for the making, continuation, conversion, or prepayment of such Loan, (C) the day on which a Loan is to be made, continued, converted, or prepaid, or a Letter of Credit is to be issued, in determining whether any Commitment would be exceeded in the making of the Loan or issuance of the Letter of Credit, or (D) the day on which the determination required by Section 2.4(b) is to be made.

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "EBITDA" as applied to AHL and the Subsidiaries, means, for any period, AHL and the Subsidiaries' net income (but without deduction of income and franchise taxes that have been accrued), plus (a) Interest Expense paid or accrued, (b) amortization and depreciation deducted in determining Net Income,
(c) the Special Accruals and (d) the Reserve Increase during the period, provided that in calculating net income for the purpose of calculating EBITDA there shall be excluded therefrom (i) any gain arising from the sale of capital assets; (ii) any gain arising from any write-up of assets; (iii) unless the Required Lenders in their discretion shall otherwise agree, all earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (iv) all earnings of any entity (other than a Subsidiary) substantially all the assets of which have been acquired in any manner by AHL and the Subsidiaries, realized by such entity prior to the date of such acquisition; (v) all net earnings of any entity (other than a Subsidiary) in which AHL has an ownership interest unless such net earnings have actually been received by AHL and the Subsidiaries in the form of cash distributions; (vi) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the AHL and the Subsidiaries; (vii) all earnings of AHL and the Subsidiaries to which any assets of AHL and the Subsidiaries have been sold, transferred or disposed of, or into which such Person has merged, or with which such Person has been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (viii) any gain arising from the acquisition of any securities of any entity or person; and (ix) any gain arising from extraordinary or nonrecurring items.

         "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States or any state thereof and having total assets in excess of $1,000,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or any successor thereto (the "OECD") or a political subdivision of any such country and having total assets in excess of $1,000,000,000, provided that such bank or other financial institution is acting through a branch or agency located in the United States, in the country under the laws of which it is organized or in another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD, (iv) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in loans in the ordinary course of its business and having total assets in excess of $500,000,000, (v) any Affiliate of an existing Lender or
(vi) any other Person approved by the Administrative Agent and AHL, which approval shall not be unreasonably withheld.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees or former employees of any Borrower or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees or former employees of any Borrower or any current or former ERISA Affiliate.

         "Environmental Laws" means any and all federal, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals and interpretations, and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

         "ERISA Affiliate" means any Person who together with any Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

         "European Facility" means the revolving credit facility extended in English pounds to the Foreign Borrowers by the European Facility Lender in the aggregate principal amount not to exceed at any time the Foreign Currency Sublimit.

         "European Facility Lender" shall have the meaning assigned thereto in the preamble hereof.

         "European Facility Loan" means any Loan made pursuant to the European Facility.

         "European Facility Note" means the European Facility Note made by the Borrowers and payable to the order of the European Facility Lender substantially in the form of Exhibit A-3 hereto, evidencing the European Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "European Facility Note" means any of such Notes.

         "European Facility Termination Date" means the date that is the Revolver Facility Termination Date.

         "Event of Default" means any of the events specified in Section 10.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Expiration Date" means the third anniversary of the Closing Date.

         "Federal Funds Rate" means, for any day, a fluctuating interest rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published at 11:00 a.m. (Eastern Standard or Daylight Time) for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it in good faith as reasonably representative of such rate.

         "First Union" shall have the meaning assigned thereto in the preamble hereof.

         "Fiscal Year" means each fiscal year of AHL and its Subsidiaries ending on the last Friday in December, or, with respect to the Foreign Borrowers, ending on December 31.

         "Foreign Borrowers" means each of ADI U.K., ADI Germany, and European Holdings.

         "Foreign Currency Loan" means any Loan that is borrowed in, and to be repaid in, an Alternative Currency.

         "Foreign Currency Sublimit" means, with respect to the Revolver Facility, the Assigned Dollar Value of $10,000,000, and with respect to the European Facility, the Assigned Dollar Value of $5,000,000, being the maximum aggregate Loans to be made in the Alternative Currency under the respective Facilities.

         "Foreign Subsidiary Note" means each and every promissory note made to AHL from a foreign Subsidiary and made to evidence the loans to be made by AHL to the foreign Subsidiary from proceeds of the Loans and other cash sources.

         "Funded Indebtedness" means all (i) interest-bearing Debt for money borrowed, (ii) all guaranties of Funded Indebtedness described in clauses (i),
(iii), and (iv) of this definition, (iii) the face amount of the Letters of Credit then outstanding, and (iv) Capital Lease obligations, in each case that by their terms mature more than one year from the date of any calculation thereof or that are renewable or extendable at the option of the obligor to a date beyond one year from such date of calculation.

         "Funding Borrower" shall have the meaning assigned thereto in Section 2.10(d).

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for AHL and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of AHL and the Subsidiaries.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing having jurisdiction over the Person and the subject matter, including, without limitation, the Federal Reserve Board and the Bank of England.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law,
(d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, a trespass or pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with any Lender with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate or currency risk exposure executed in connection with hedging the interest rate or currency exposure of the Borrowers, and any confirming letter executed pursuant to such hedging agreement, all as amended or supplemented from time to time.

         "Intercompany Subordination Agreement" means the Intercompany Subordination Agreement of even date by and among AHL, certain Subsidiaries of AHL identified therein and the Administrative Agent, for the benefit of itself and the Lenders, substantially in the form of Exhibit H attached hereto, as amended or supplemented from time to time.

         "Interest Expense" means, with respect to AHL and the Subsidiaries, for any period of calculation and without duplication, gross interest expense (including without limitation, interest expense attributable to Capital Leases and, after taking into account appropriate netting, all amounts due or receivable, pursuant to hedging agreements), determined for such period in accordance with GAAP.

         "Interest Payment Date" means, with respect to Base Rate Loans, the last Business Day of each calendar quarter commencing with the first calendar quarter ending after the Closing Date, and with respect to LIBOR Rate Loans, the last day of each Interest Period applicable thereto (unless such Interest Period extends over three (3) months, in which case "Interest Payment Date" shall also include the last Business Day of the third month during such Interest Period).

         "Interest Period" shall have the meaning assigned thereto in Section 3.1(b).

         "Issuing Bank" means First Union, as the issuer of a Letter of Credit.

         "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit I executed by each Subsidiary in accordance with Section 7.12, as amended or supplemented from time to time.

         "Lender" includes the European Facility Lender, each Person executing this Agreement as a Lender set forth on the signature pages hereto, and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to
Section 12.9.

         "Letter of Credit" means a letter of credit at any time issued by the Issuing Bank for the account of the Borrowers and includes each of the two letters of credit issued for the account of the Borrowers prior to the Closing Date and specified in Schedule 9.1.

         "LIBOR" means, with respect to each Revolver Loan, a rate of interest determined by the Administrative Agent to be equal to the rate of interest at which Dollar deposits or deposits in the Alternative Currency, for a period comparable to the Interest Period for, and in an amount comparable to the amount of, such Revolver Loan, are offered to the Administrative Agent in the London interbank market.

         "LIBOR Rate" means (a) LIBOR divided by (b) one (1) less the Reserve Percentage (such rate to be rounded upward to the next whole multiple of 1/16 of 1%).

         "LIBOR Rate Loan" means any Loan bearing interest at a rate determined with reference to the LIBOR Rate.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loan" means any loan or advance made by any Lender pursuant to this Agreement, including without limitation, any Revolver Loan, any Swingline Loan, any European Facility Loan, and all such Loans collectively as the context requires.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Intercompany Subordination Agreement, any Joinder Agreement, the Security Documents and any supplements thereto executed in connection with any Joinder Agreement, any Hedging Agreement executed by any Lender and each other document, instrument and agreement executed and delivered by any Borrower or a Subsidiary thereof in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended or supplemented from time to time.

         "Loan Office" means the office specified by the Administrative Agent or any Lender from time to time as its office for disbursement or receipt of Loan proceeds.

         "LOC Committed Amount" means Ten Million Dollars ($10,000,000).

         "LOC Obligations" means, as to each Letter of Credit, all liabilities of the Borrowers or any of their Subsidiaries thereunder or in respect thereof, whether contingent or otherwise, including (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid or made available by the Administrative Agent or the Issuing Bank to the extent not reimbursed, and (c) all unpaid interest, fees and expenses relating thereto.

         "Master Funding Account" means the zero-balance depository account maintained by AHL at First Union pursuant to the Sweep Plus Services cash management system.

         "Material Adverse Effect" means, with respect to AHL and its Subsidiaries, taken as a whole, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of AHL and its Subsidiaries, taken as a whole, or the ability of AHL or any of its Subsidiaries to perform its obligations under the Loan Documents to which it is a party.

         "Material Contract" means (a) any contract or other agreement, written or oral, of AHL or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $1,000,000 per annum, or (b) any other contract or agreement, written or oral, of AHL or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         "Material Judgment Amount" means $1,000,000.

         "Material Subsidiary" means (i) each Borrower other than Intersec and
(ii) any Subsidiary having at any fiscal quarter end, a Revenue Percentage, for the period consisting of the quarter just ended, equal to or greater than ten percent (10%).

         "Maximum Borrower Liability" shall have the meaning assigned thereto in Section 2.10(a).

         "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate has made, or accrued an obligation to make, contributions within the preceding six years.

         "Net Cash Proceeds" means, as applicable, (a) with respect to any sale or other disposition of assets (including sale/leaseback transactions), the gross cash proceeds received by AHL or any of its Subsidiaries from such sale or other disposition less (i) the sum of (A) all legal, title, recording, transfer and income tax expenses, commissions and other fees and expenses incurred, and all other federal, state, local and foreign taxes assessed in connection therewith and (ii) the principal amount of, premium, if any, and interest on any Debt secured by a Lien on the asset (or a portion thereof) sold or disposed of, which Debt is required to be repaid in connection with such sale, (b) with respect to any offering of debt or equity securities, the gross cash proceeds received by AHL or any of its Subsidiaries therefrom less all legal, underwriting and other fees, commissions and expenses incurred in connection therewith and (c) with respect to any payment in excess of $250,000 under an insurance policy, the amount of cash proceeds received by AHL or its applicable Subsidiary from the related insurance company, unless (i) such payment does not exceed $1,000,000 in any single instance (ii) such payment is applied by AHL or its applicable Subsidiary to replace the property to which the payment relates and (iii) such replacement property is ordered by AHL or its applicable Subsidiary within one hundred and eighty (180) days after receipt of such payment by AHL or its applicable Subsidiary.

         "Net Income" means, with respect to AHL and its Subsidiaries, for any period and without duplication, net income (or loss) for such period determined in accordance with GAAP.

         "Notes" means the Revolver Notes, the Swingline Note, the European Facility Note and collectively all of such Notes.

         "Notice of Borrowing" shall have the meaning assigned thereto in
Section 2.2(a).

         "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 3.2.

         "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) all payment and other obligations owing by a Borrower to any Lender under any Hedging Agreement and (c) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by a Borrower to the Lenders or to the Administrative Agent under or in respect of this Agreement, any Note or any of the other Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 6.2.

         "Other Debtor Relief Law" shall have the meaning assigned thereto in
Section 2.10(a).

         "Other Taxes" shall have the meaning assigned thereto in Section
3.10(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for employees or former employees of any Borrower or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees or former employees of any Borrower or any of their current or former ERISA Affiliates.

         "Permitted Liens" means (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP, (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings, (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations under customer service contracts, (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business, (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, (f) Liens securing Debt permitted by Section 9.1(h) and (i), but only if such Liens are expressly subordinated to newly-created or existing Liens in favor of the Administrative Agent for the benefit of the Lenders pursuant to subordination documentation with terms and in a form approved by the Administrative Agent and (g) Existing liens described on Schedule 9.3.

         "Person" means an individual, corporation, partnership, association, trust, business trust, limited liability company, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group.

         "Pledge Agreement" means, collectively, the Pledge Agreements of even date executed by each of AHL, U.S. Holdings, and European Holdings with respect to the stock of the Material Subsidiaries and in favor of the Administrative Agent for the benefit of itself and the Lenders substantially in the form of Exhibit F, as amended or supplemented from time to time.

         "Possible Obligation Liability" means, with respect to any Borrower, the maximum amount of the outstanding Obligations at the time of determination which the Administrative Agent determines in its sole discretion that the individual Borrower would be required to pay upon an Event of Default, taking into consideration the financial resources of all of the other Borrowers that are jointly and severally obligated upon the Obligations.

         "Prime Rate" means, at any time, with respect to European Facility Loans in the Base Rate Currency, the fluctuating and publicly announced base rate of Midland Bank, plc, plus 2%. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate that may be announced publicly as the Prime Rate is an index or base rate and shall not necessarily be the lowest or best rate charged to customers or other banks.

         "Projections" shall have the meaning assigned thereto in Section
6.1(c).

         "Register" shall have the meaning assigned thereto in Section 12.9(b).

         "Required Lenders" means, at any date, any combination of the Lenders holding at least 51% of the combined sum of the Revolver Facility Commitment and European Facility Commitment.

         "Reserve Increase" means for any period the amount by which the reserve maintained by AHL and its Subsidiaries for the payment of workers' compensation and vehicle claims increased during the period after netting and deducting any charges or offsets to the reserve during the period.

         "Reserve Percentage" means the maximum daily arithmetic (expressed as a decimal) reserve requirement imposed by any Governmental Authority on Dollar or Alternative Currency liabilities, including, without limitation, any reserve requirement or increased cost imposed by any Governmental Authority, including, without limitation, the Board of Governors of the Federal Reserve System (or any successor) under Regulation D.

         "Revenue Percentage" means, for any Subsidiary of any Borrower, for any period of calculation, the percentage derived by dividing (A) the product of (i) Consolidated revenues for such Subsidiary during the period, multiplied by (ii) the percentage amount of direct or indirect ownership by all Borrowers of all outstanding capital stock or other ownership interests in the Subsidiary at the end of the period by (B) Consolidated revenues for AHL and all its Subsidiaries during the period.

         "Revolver Facility" means the revolving credit facility extended to the Borrowers pursuant to Section 2.1 in the aggregate principal amount not to exceed at any time (i) the Aggregate Commitment less (ii)(A) the undrawn amount of outstanding Letters of Credit and (B) the Assigned Dollar Value of all principal amounts outstanding under the European Facility.

         "Revolver Loan" means any Loan made to the Borrowers pursuant to
Section 2.1, and all such Loans collectively as the context requires.

         "Revolver Notes" means the separate Revolving Credit Notes made by the Borrowers payable to the order of each Lender, substantially in the form of Exhibit A-1 hereto, evidencing the Revolver Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Revolver Note" means any of such Notes.

         "Revolver Facility Termination Date" means the earliest of the dates referred to in Section 2.7.

         "Revolver Loan Commitment" means, as to any Lender, the obligation of such Lender to make Revolver Loans to the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1, as the same may be reduced or modified at any time or from time to time pursuant to Section 12.9.

         "Revolver Loan Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Revolver Loan Commitment of such Lender to (b) the aggregate Revolver Loan Commitments of all of the Lenders.

         "SEC" means the Securities and Exchange Commission.

         "Security Agreement" means the Security Agreement of even date substantially in the form of Exhibit G executed by the Borrowers in favor of the Administrative Agent for the benefit of itself and the Lenders, as amended, modified or supplemented from time to time.

         "Security Documents" means the collective reference to the Security Agreement, the Pledge Agreement, and each other agreement or writing pursuant to which AHL or any Subsidiary thereof pledges or grants a security interest in the Collateral or such Person guaranties the payment or performance of the Obligations.

         "Solvent" means, with respect to each of AHL and each of its Subsidiaries, that such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         "Special Accruals" means the lesser of (i) $800,000 and (ii) the amount of those noncash charges against Net Income of the Borrowers during the fiscal quarter ended June 30, 1997, with respect to the accelerated amortization of fees, expenses, and original issue discount charges incurred in earlier financings provided to the Borrowers by First Union Capital Corporation and Sirrom Capital Corporation.

         "Spot Exchange Rate" shall mean, on any day, (i) with respect to any Alternative Currency, the spot rate at which Dollars are offered on such day by the European Facility Lender for delivery two Business Days forward for such Alternative Currency at approximately 11:00 a.m. (London time), and (ii) with respect to Dollars in relation to any specified Alternative Currency, the spot rate at which such specified Alternative Currency is offered for Dollars for delivery two Business Days forward on such day by the European Facility Lender at approximately 11:00 a.m. (London time).

         "Subsidiary" means any corporation, partnership or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by AHL or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency).

         "Sweep Plus Services" means those investments services entered into between AHL and First Union with respect to the maintenance of the Master Funding Account maintained by AHL at First Union.

         "Swingline Committed Amount" means $10,000,000.

         "Swingline Lender" means First Union, as the Lender with respect to Swingline Loans.

         "Swingline Loans" shall have the meaning assigned thereto in Section
2.3.

         "Swingline Note" shall have the meaning assigned thereto in Section
2.3.

         "Taxes" shall have the meaning assigned thereto in Section 3.10(a).

         "Term Sheet" shall have the meaning assigned thereto in Section
3.3(b).

         "Termination Event" means: (a) a "Reportable Event" described in
Section 4043 of ERISA (other than a Reportable Event as to which the provision of 30 days' notice has been waived by the PBGC under applicable regulations);
(b) the withdrawal of any Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA; (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a distress termination under Section 4041(c) of ERISA; (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan; (g) the imposition of a Lien pursuant to
Section 412 of the Code or Section 302 of ERISA; (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

         "Total Capitalization" means, as of any date of determination, Borrower's Consolidated shareholders equity, plus Consolidated Funded Indebtedness, as of such date.

         "UCC" means the Uniform Commercial Code as in effect in the State of Georgia.

         "United States" means the United States of America.

         "U.S. Prime Rate" means, with respect to Revolver Loans made in U.S. Dollars, the rate of interest publicly announced by First Union from time to time as its prime rate. Each change in the Prime Rate shall be effective as of the opening of the Business Day on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as the Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

         "Wholly-Owned" means, with respect to a Subsidiary, a Subsidiary all of the shares of capital stock or other ownership interests of which are, directly or indirectly, owned or controlled by AHL and/or one or more of its Wholly-Owned Subsidiaries.

         SECTION 1.2. General. All terms of an accounting nature not specifically defined herein shall have the meanings assigned thereto by GAAP. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Atlanta time" shall refer to the applicable time of day in Atlanta, Georgia.

         SECTION 1.3. Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including without limitation, all computations utilized by the Borrowers or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrowers, be performed in accordance with GAAP. In the event that changes in GAAP (as in effect on the Closing Date) shall be mandated by the Financial Accounting Standards Board or any similar accounting body of comparable standing or shall be recommended by the Borrowers' certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrowers, the Required Lenders and the Administrative Agent shall have entered into an amendment of this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

         SECTION 1.4.  Other Definitions and Provisions.

         (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

         (b) Miscellaneous. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                   ARTICLE II

                                CREDIT FACILITY

         SECTION 2.1. Revolver Loans. Subject to the terms and conditions of this Agreement, each Lender severally but not jointly agrees to make Revolver Loans to the Borrowers jointly and severally from time to time from the Closing Date through the Revolver Facility Termination Date as requested by AHL, on behalf of Borrowers, in accordance with the terms of Section 2.2; provided that
(i) the aggregate principal amount (reflecting the Assigned Dollar Value of any outstanding Foreign Currency Loans) of all outstanding Revolver Loans (after giving effect to any amount requested) shall not exceed (i) (A) the Aggregate Commitment less (A) the undrawn amount of outstanding Letters of Credit, (B) the aggregate principal amount of all outstanding Swingline Loans, and (C) the Assigned Dollar Value of all outstanding European Facility Loans at the Denomination Date with respect to the most recent Notice of Borrowing for a Revolver Loan, and (ii) the principal amount of Revolver Loans from any single Lender shall not at any time exceed such Lender's Revolver Loan Commitment. Each Revolver Loan by a Lender shall be in a principal amount equal to such Lender's Revolver Loan Commitment Percentage of the aggregate principal amount of Revolver Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolver Loans hereunder until the Revolver Facility Termination Date.

         SECTION 2.2.  Procedure for Advances of Revolver Loans.

         (a) Requests for Borrowing. AHL, on behalf of the Borrowers, shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than 11:00 a.m. (Atlanta time) (i) on the date of borrowing with respect to each Revolver Loan constituting a Base Rate Loan that is not a Foreign Currency Loan (ii) at least three (3) Business Days before each Dollar LIBOR Rate Loan, and (iii) at least four (4) Business Days before each Foreign Currency Loan of its intention to borrow, specifying (A) the Borrower to whom loan proceeds are to be advanced, (B) the date of such borrowing, which shall be a Business Day, (C) the amount of such borrowing, which shall, with respect to Foreign Currency Loans and LIBOR Rate Loans, be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, and, with respect to Base Rate Loans, be in an aggregate principal amount of $500,000 and or a whole multiple of $100,000 in excess thereof, (D) if not a Foreign Currency Loan, whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 11:00 a.m. (Atlanta time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

         (b)  Disbursement of Revolver Loans. Not later than 1:00 p.m.
(Atlanta time) on the proposed borrowing date for any Revolver Loan, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Correspondent or Loan Office designated by the Administrative Agent, in Dollars or the Alternative Currency in which the Loan is to be made, and funds immediately available to the Administrative Agent, such Lender's Revolver Loan Commitment Percentage of the Revolver Loans requested. The proceeds of each Dollar Loan requested pursuant to this Section 2.2 shall be disbursed in immediately available funds by crediting or wiring such proceeds to the account of Borrowers designated in the Accounts Designation Letter. The proceeds of each Foreign Currency Loan requested pursuant to this Section 2.2 shall be transferred by wire from the Loan Office or an account maintained by the Administrative Agent at a Correspondent to the account of the Foreign Borrower specified by the Foreign Borrower in its Notice of Borrowing. All costs incurred and paid by the Administrative Agent in advancing Loan proceeds, including all wire transfer fees charged to the Administrative Agent and the Administrative Agent's own wire transfer fees, shall be borne solely by the Borrowers and shall be paid or reimbursed to the Administrative Agent immediately upon billing, or, at the option of the Administrative Agent, shall be paid by deduction from the Loan proceeds. Subject to Section 3.6 hereof, the Administrative Agent shall not be obligated to disburse the proceeds of any Revolver Loan requested pursuant to this Section 2.2 until each Lender shall have made available to the Administrative Agent its applicable Revolver Loan Commitment Percentage of such Revolver Loan; provided, however, that the failure of a Lender to make available to the Administrative Agent such Revolver Loan Commitment Percentage shall not affect the obligation of the Administrative Agent to disburse the proceeds of any Revolver Loan with respect to that portion of such loan as to which the Administrative Agent shall have received the applicable Revolver Loan Commitment Percentage.

         SECTION 2.3.  Swingline Loan Subfacility.

         (a) Swingline Commitment. Subject to the terms and conditions of this Agreement, First Union, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrowers in Dollars to the Borrowers (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time from the Closing Date until the Revolver Facility Termination Date for the purposes hereinafter set forth; provided, however, that at any time (i) the aggregate principal amount of Swingline Loans outstanding shall not exceed the Swingline Committed Amount, and (ii) the aggregate principal amount (reflecting the Assigned Dollar Value of any outstanding Foreign Currency Loans) of all outstanding Revolver Loans plus the aggregate principal amount of outstanding Swingline Loans shall not exceed the aggregate Revolver Loan Commitments. Swingline Loans hereunder shall be made as Base Rate Loans and may be repaid and reborrowed in accordance with the provisions hereof.

         (b)  Swingline Loan Advances.

                  (i) Notices; Disbursement. Whenever the Borrowers desire a Swingline Loan advance hereunder AHL, on behalf of the Borrowers, shall give written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 12:00 Noon (Atlanta time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of the Swingline Loan advance requested.

                   In addition, automatically, on each Business Day, the Borrowers shall be deemed to have requested, and the Swingline Lender shall advance, if all conditions for funding have been satisfied, the lesser of (i) the remaining amount of the Swingline Committed Amount and (ii) a Swingline Loan advance in the amount of any deficit in the Master Funding Account at the conclusion of the Business Day. On any Business Day at whose conclusion there is a surplus amount in collected balances in the Master Funding Account, the full amount of the surplus, if there are no outstanding Swingline Loans, will be invested automatically pursuant to the Sweep Plus Services Program, and, if there are Swingline Loans outstanding, shall automatically be applied to principal on outstanding Swingline Loans in the order in which the Swingline Loans were extended by the Swingline Lender.

                   Each Swingline Loan shall be made as a Base Rate Loan and shall mature as provided in subsection (b)(iii) below.

                  (ii) Minimum Amounts. Each Swingline Loan advance made by the Swingline Lender in response to a notice submitted by the Borrowers pursuant to the first paragraph of this Section 2.3(b) (as opposed to an automatic Swingline Loan made in response to a deficit in the Master Funding Account) shall be in a minimum principal amount of $100,000 and in integral multiples of $50,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

                  (iii) Repayment of Swingline Loans. The principal amount of all Swingline Loans shall be due and payable on the earlier of (A) the maturity date specified by the Swingline Lender or (B) the Revolver Facility Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrowers and the Lenders, demand repayment of its Swingline Loans by way of an advance under the Revolver Facility, in which case the Borrowers shall be deemed to have requested a Revolver Loan comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Revolver Facility Termination Date and on the date of the occurrence of any Event of Default described in
Section 10.1 and upon acceleration of the Obligations hereunder and the exercise of remedies in accordance with the provisions of Section 10.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolver Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not comply with the minimum amount for advances of Revolver Loans otherwise required hereunder, (II) whether any conditions specified in Section 4.3 are then satisfied, (III) whether a Default or an Event of Default then exists,
(IV) failure of any such request or deemed request for a Revolver Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolver Loans are otherwise permitted to be made hereunder or (VI) any termination of the Revolver Facility relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolver Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any Borrower or any Subsidiary of any Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from such Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Revolver Loan Commitment Percentage of the aggregate Revolver Loan Commitments (determined before giving effect to any termination of the Revolver Facility pursuant to Section 2.7), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrowers in accordance with the terms of subsection (c)(ii) hereof, interest on the principal amount of participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to the Federal Funds Rate.

         (c)  Interest on Swingline Loans.

                  (i) Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may
be) equal to the Base Rate.

                  (ii) Payment of Interest. Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date and at such other times as the Swingline Lender may specify from time to time.

         (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note (the "Swingline Note") of the Borrowers to the Swingline Lender in substantially the form of Exhibit A-2.

         SECTION 2.4.  Repayment of Revolver Loans.

         (a) Repayment on Revolver Facility Termination Date. The Borrowers shall repay the outstanding principal amount of all Revolver Loans made to such Borrowers in full, together with all accrued but unpaid interest thereon, on the Revolver Facility Termination Date.

         (b) Mandatory Repayment of Excess Loans. If at any time the sum of
(i) the outstanding aggregate principal amount of all outstanding Revolver Loans (after giving effect to the Assigned Dollar Value of any Foreign Currency Loans) plus (ii) the undrawn amount of outstanding Letters of Credit plus (iii) the outstanding aggregate principal amount of all Swingline Loans and plus (iv) the Assigned Dollar Value of all outstanding European Facility Loans exceeds the Aggregate Commitment, the Borrowers shall immediately repay such excess, and such payment shall be applied in the following order: (i) first, to Swingline Loans; (ii) secondly, to Revolver Loans which are Base Rate Loans;
(iii) thirdly, to Revolver Dollar Loans which are LIBOR Loans; and finally (iv) to Foreign Currency Loans. Each such repayment shall be accompanied by accrued interest on the amount repaid and any amount required to be paid pursuant to
Section 3.8 hereof.

         (c)  Mandatory Repayment and Reduction Upon Net Proceeds
Realization. At the time of and upon the consummation of any sale or other disposition of assets (other than a sale of Contributed Real Estate) producing Net Cash Proceeds in excess of $5,000,000 in any single transaction and, together with all other sales or dispositions of assets during the current Fiscal Year, $7,000,000, the Borrowers shall apply all Net Cash Proceeds from such sale or other disposition (including all amounts up to the $5,000,000 and $7,000,000 minimum triggering amounts) to repay the Revolver Loans and the Swingline Loans and reduce the Revolver Loan Commitment by the amount of such repayment. The payment shall be applied in the following order: (i) first to Swingline Loans; (ii) secondly, to Revolver Loans which are Base Rate Loans; and (iii) thirdly, to LIBOR Loans.

         (d) Optional Repayments and Commitment Reductions. Without fee or penalty, the Borrowers may at any time and from time to time repay the Revolver Loans made thereto, in whole or in part, upon irrevocable notice to the Administrative Agent not later than 11:00 a.m. (Atlanta time) on the date of repayment with respect to Base Rate Loans, at least three (3) Business Days before with respect to LIBOR Rate Loans, and at least four (4) Business Days before with respect to Foreign Currency Loans, specifying the date and amount of repayment and whether the repayment is of Base Rate Loans, LIBOR Rate Loans, or Foreign Currency Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $500,000 or a whole multiple of $100,000 in excess thereof with respect to LIBOR Rate Loans or Foreign Currency Loans, and $500,000 or a whole multiple of $100,000 in excess thereof with respect to Base Rate Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.8. Upon the repayment of any Loan, the Borrowers, without fee or penalty, upon irrevocable notice to the Administrative Agent at least five (5) Business Days prior to the proposed commitment reduction, may reduce the Revolver Loan Commitment for more or less than the repaid Loan amount, but with such commitment reduction to be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

         (e) Limitation on Repayment of LIBOR Rate Loans. No Borrower may repay any LIBOR Rate Loan hereunder on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 3.8.

         SECTION 2.5.  Letters of Credit.

         (a) Issuance of Letters of Credit. Issuing Bank shall from time to time issue, extend or renew Letters of Credit that are payable in Dollars for the account of each of the Borrowers, upon such terms and conditions as Issuing Bank may then require; provided that (i) the aggregate LOC Obligations shall at no time exceed the LOC Committed Amount, and (ii) the sum of (A) the aggregate principal amount of Revolver Loans outstanding (reflecting the Assigned Dollar Value of all Foreign Currency Loans), (B) the aggregate LOC Obligations, and
(C) the aggregate principal amount of outstanding Swingline Loans and (D) the Assigned Dollar Value of the aggregate European Facility Loans outstanding shall all at no time exceed the Aggregate Commitment. No Letter of Credit shall have an original expiry date more than one year from the date of issuance.. The joint and several reimbursement obligations of Borrowers under any such Letters of Credit are to be Obligations hereunder, and the coming due of any reimbursement obligation under any such Letter of Credit is shall be deemed to be a request for a Revolver Loan in the amount of such Obligation. Borrowers jointly and severally are to pay to Issuing Bank on each date that is three months from the issuance date of the Letter of Credit, and, upon its expiration, letter of credit fees on the average daily undrawn amount of the Letter of Credit at a per annum rate of one hundred fifty percent (150%). If an Event of Default occurs or exists, or, if at the Revolver Facility Termination Date, there is outstanding a Letter of Credit that as originally issued or as extended had an expiry date extending beyond the Revolver Facility Termination Date, Borrowers, on demand, are to deliver to the Administrative Agent good funds equal to 100% of the maximum liability under all outstanding Letters of Credit, which funds are to be deposited in a separate, blocked account (the "Cash Collateral Account") maintained by Borrowers and are to be held in the Cash Collateral Account for the benefit of the Lenders as cash collateral for the Borrowers' joint and several reimbursement obligations and the other Obligations.

         (b) Participation. To the extent that Issuing Bank has not been reimbursed as required hereunder or under any such Letter of Credit, the Administrative Agent shall notify each of the Lenders, and each such Lender shall pay to the Administrative Agent for the Issuing Bank such Lender's Commitment Percentage of the Revolver Loan made to pay such unreimbursed drawing in same day funds on the day of notification by Issuing Bank of an unreimbursed drawing pursuant to the provisions of subsection (c) hereof. The obligation of each Lender to fund any Revolver Loan as provided above shall be absolute and unconditional and shall not be affected by any dispute over the propriety of payment under any Letter of Credit, the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the joint and several obligations of the Borrowers to reimburse Issuing Bank under any Letter of Credit, together with interest on such reimbursement amounts as provided in subsection (c) hereof.

         (c) Reimbursement. Issuing Bank will promptly notify the Borrowers of any drawing under any Letter of Credit. Unless AHL, on behalf of the Borrowers, shall immediately notify Issuing Bank that the Borrowers intend to reimburse Issuing Bank for such drawing other than from proceeds of Revolver Loans, the Borrowers shall be deemed to have requested that the Lenders make Revolver Loans in the amount of such drawing as provided in subsection (d) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations to Issuing Bank. The Borrowers jointly and severally agree to reimburse Issuing Bank on the date of drawing under any Letter of Credit (either with the proceeds of Revolver Loans or otherwise) in immediately available funds. If the conditions for making a Revolver Loan deemed requested pursuant to this Section 2.3(c) to reimburse any Letter of Credit drawing have not been satisfied, and the Administrative Agent in its sole discretion has not waived the unsatisfied conditions for making the Revolver Loan but has not accelerated the payment date of the Obligations pursuant to Section 10.2 hereof because of the Borrowers' failure to reimburse such drawing, the Borrowers shall pay the Letter of Credit drawing in full, or the unreimbursed amount of such drawing shall bear interest at a rate per annum equal to (i) the higher of the U.S. Prime Rate or the Federal Funds Rate plus 1/2 of 1% plus (ii) two percent (2%). The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment any Borrower may claim or have against Issuing Bank, the Administrative Agent, the Lenders, the beneficiary of such Letter of Credit or any other Person, including without limitation any defense based on any failure of any Borrower or any Subsidiary of any Borrower to receive consideration or the legality, validity or unenforceability of the Letter of Credit. Issuing Bank will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of Issuing Bank, in Dollars and in immediately available funds, the amount of such Lender's Revolver Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from Issuing Bank if such notice is received at or before 3:00 P.M. (Atlanta time); otherwise, such payment shall be made at or before 1:00 P.M. (Atlanta time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to Issuing Bank in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of Issuing Bank interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to Issuing Bank in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to Issuing Bank, and the right of Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of Borrowers hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to Issuing Bank, such Lender shall, automatically and without any further action on the part of Issuing Bank or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to Issuing
Bank) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon, and shall have a claim against Borrowers with respect thereto.

         (d) Repayment with Revolver Loans. On any day on which the Borrowers shall have requested, or been deemed to have requested as provided in (c) above, a Revolver Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolver Loan has been requested or deemed requested by the Borrowers to be made in connection with a drawing under a Letter of Credit, in which case Lenders shall make Revolver Loans to the Borrowers jointly and severally in a principal amount for each Lender equal to such Lender's Revolver Loan Commitment Percentage of such Revolver Loan requested or deemed to be requested by the Borrowers. Each Lender shall make available to the Administrative Agent, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, such Lender's Revolver Loan Commitment Percentage of the Revolver Loans requested, and the proceeds thereof shall be paid directly to Issuing Bank for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its Revolver Loan Commitment Percentage of each such Revolver Loan immediately upon any such request or deemed re quest in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolver Loans otherwise required hereunder, (ii) whether any conditions specified Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolver Loans to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolver Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolver Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any Borrower or any other Person obligated upon the Obligations), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from Issuing Bank such participation in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Revolver Loan Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 2.7)), provided that at the time any such purchase of a participation is actually made, the purchasing Lender shall be required to pay to Issuing Bank, to the extent not paid to the Issuing Bank by the Borrowers in accordance with the terms of subsection (c) hereof, interest on the principal amount of participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, if paid within two (2) Business Days of the date of the Revolver Loan, at the Federal Funds Rate, and thereafter at the Base Rate.

         (e) Renewal, Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

         (f) Uniform Customs and Practices. Issuing Bank may have the Letters of Credit be subject to the Uniform Customs and Practices for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP") that shall be specified in the Letter of Credit, in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

         (g) Indemnification; Nature of Issuing Bank's Duties.

                  (i) In addition to its other obligations under this Section, the Borrowers jointly and severally shall and do hereby protect, indemnify, pay and save Issuing Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of Issuing Bank to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

                  (ii) As between the Borrowers and Issuing Bank, the Borrowers shall assume all risks of the acts, omission or misuse of any Letter of Credit by the beneficiary thereof, and Issuing Bank shall not be responsible (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if any such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged,
         (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason, (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof, and (E) for any consequences arising from causes beyond the control of Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of Issuing Bank's rights or powers hereunder.

                  (iii) In furtherance and extension and not in limitation of the specific provisions of the foregoing, any action taken or omitted by Issuing Bank, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Bank under any resulting liability to the Borrowers or any of their Subsidiaries. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify Issuing Bank against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrowers (on behalf of themselves and each of their Subsidiaries), including, without limitation, any and all Government Acts. Issuing Bank shall not, in any way, be liable for any failure by Issuing Bank or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of Issuing Bank.

             (iv) Nothing in this subsection (g) is intended to limit the joint and several reimbursement obligations of the Borrowers contained in subsection (d) above. The joint and several obligations of the Borrowers under this subsection (g) shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of Issuing Bank to enforce any right, power or benefit under this Agreement.

             (v) Notwithstanding anything to the contrary contained in this subsection (g), the Borrowers shall not have an obligation to indemnify Issuing Bank in respect of any liability incurred by Issuing Bank (A) arising solely out of the gross negligence or willful misconduct of Issuing Bank, as determined by a court of competent jurisdiction, or (B) caused by Issuing Bank's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by at law, regulation, court order or decree.

         (h) Responsibility of Issuing Bank. It is expressly understood and agreed that the obligations of Issuing Bank to the Lenders are only those expressly set forth in this Agreement and that Issuing Bank shall be entitled to assume with respect to any Revolver Loans requested or deemed to be requested hereunder that the conditions precedent to borrowings set forth in
Section 4.3 have been satisfied; provided, however, that nothing set forth in this Section 2.5 shall be deemed to prejudice the right of any Lender to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section 2.5 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of Issuing Bank.

         (i) Conflict with Letter of Credit Documents. All documents and instruments executed in connection with the issuance of any Letter of Credit shall be interpreted in a manner to be consistent with, and not in conflict of, this Agreement and the other Loan Documents, but in the event of any conflict between the provisions of this Agreement and any document or instrument executed in connection with the issuance of any Letter of Credit (including any letter of credit application), the terms and provisions of this Agreement shall control.

         SECTION 2.6. Revolver Notes. Each Lender's Revolver Loans and the joint and several obligation of the Borrowers to repay the Revolver Loans made thereto shall be evidenced by the Revolver Note executed by the Borrowers payable to the order of such Lender representing the Borrowers' joint and several obligation to pay such Lender's Revolver Loan Commitment or, if less, the aggregate unpaid principal amount of all Revolver Loans made and to be made by such Lender to the Borrowers hereunder, plus interest and all other fees, charges and other amounts due thereon. Each Revolver Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

         SECTION 2.7. Termination of Revolver Facility. The Lenders' Revolver Loan Commitments under Sections 2.1 and 2.2 shall terminate on the earlier of
(a) the Expiration Date or (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 10.2(a); provided, however, the Administrative Agent and Lenders in their sole discretion may, by written notice to the Borrowers, extend the Revolver Facility and the Revolver Loan Commitments for a period of one (1) year following the Expiration Date, subject in all respects to prior termination of the Revolver Facility by the Administrative Agent on behalf of the Lenders pursuant to Section 10.2(a).

         SECTION 2.8. Use of Proceeds. The Borrowers shall use the proceeds of the Loans (a) to refinance the existing Debt of the Borrowers and (b) for working capital and general corporate requirements of the Borrowers, including the payment of consideration in acquisitions and investments permitted by this Agreement and the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby.

         SECTION 2.9. Security. The obligations of each Borrower shall be secured in accordance with the terms of the applicable Security Documents.

         SECTION 2.10. Maximum Borrower Liability.

                  (a) It is the intent of the Borrowers, the Administrative Agent, the Lenders and any other Person holding any of the Obligations that each Borrower's maximum obligations hereunder (such Borrower's "Maximum Borrower Liability") in any case or proceeding referred to below (but only in such a case or proceeding) shall not be in excess of:

                  (i) in a case or proceeding commenced by or against such Borrower under the Bankruptcy Code on or within one year from the date on which any of the Obligations of such Borrower are incurred, the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (ii) in a case or proceeding commenced by or against such Borrower under the Bankruptcy Code subsequent to one year from the date on which any of the Obligations of such Borrower are incurred, the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (iii) in a case or proceeding commenced by or against such Borrower under any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally (collectively, "Other Debtor Relief Law"), the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under such Other Debtor Relief Law, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding. (The substantive state or federal laws under which the possible avoidance or unenforceability of the obligations of any Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

         (b) To the extent set forth in Section 2.10(a), but only to the extent that the Obligations of any Borrower hereunder, or the transfers made by such Borrower under the Pledge Agreement or the Security Agreement, would otherwise be subject to avoidance under any Avoidance Provisions if such Borrower is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for such transfers or obligations, or if such transfers or obligations of any Borrower hereunder would render such Borrower insolvent, or leave such Borrower with an unreasonably small capital or unreasonably small assets to conduct its business, or cause such Borrower to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the obligations of such Borrower are deemed to have been incurred and transfers made under such Avoidance Provisions, then the obligations of such Borrower hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders or any other Person holding any of the Obligations), as so reduced, to be subject to avoidance under such Avoidance Provisions. This Section 2.10(b) is intended solely to preserve the rights hereunder of the Administrative Agent, the Lenders and any other Person holding any of the Obligations to the maximum extent that would not cause the obligations of the Borrowers hereunder to be subject to avoidance under any Avoidance Provisions, and no Borrower nor any other Person shall have any right, defense, offset, or claim under this Section 2.10(b) as against the Administrative Agent, the Lenders or any other Person holding any of the Obligations that would not otherwise be available to such Person under the Avoidance Provisions.

         (c) Each Borrower agrees that the Obligations may at any time and from time to time exceed the Maximum Borrower Liability of such Borrower, and may exceed the aggregate Maximum Borrower Liability of all Borrowers hereunder, without impairing this Agreement or any provision contained herein or affecting the rights and remedies of the Lenders and the Administrative Agent hereunder.

         (d) In the event any Borrower (a "Funding Borrower") shall make any payment or payments under this Agreement or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, each other Borrower (each, a "Contributing Borrower") shall contribute to such Funding Borrower an amount equal to such payment or payments made, or losses suffered, by such Funding Borrower determined as of the date on which such payment or loss was made multiplied by the ratio of (i) the Maximum Borrower Liability of such Contributing Borrower (without giving effect to any right to receive any contribution or other obligation to make any contribution hereunder), to (ii) the aggregate Maximum Borrower Liability of all Borrowers (including the Funding Borrowers) hereunder (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this Section 2.10(d) shall affect each Borrower's joint and several liability to the Administrative Agent and the Lenders for the entire amount of its Obligations. Each Borrower covenants and agrees that its right to receive any contribution hereunder from a Contributing Borrower shall be subordinate and junior in right of payment to all obligations of the Borrowers to the Administrative Agent and Lenders hereunder.

         (e) Notwithstanding anything to the contrary appearing herein or in the other Loan Documents, no Foreign Borrower shall be liable with respect to the Obligations except for (i) the principal, interest, and other amounts owing with respect to Loans made under the European Facility; (ii) the principal, interest, and other amounts owing with respect to Revolver Loans or Swingline Loans made to, and Letters of Credit issued for the benefit of, one or more of the Foreign Borrowers; (iii) the costs incurred by the Administrative Agent or any Lender in enforcing obligations of the Foreign Borrowers; and (iv) the maximum principal amount at any time outstanding under all Foreign Subsidiary Notes executed by such Foreign Borrower.

         SECTION 2.11. Waiver of Subrogation. Except for the contribution provided for in Section 2.10(d) above, each Borrower hereby waives, to the fullest extent possible, as against each other Borrower and its assets, any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, or any other similar claim, cause of action or remedy that otherwise would arise out of such Borrower's payment or performance of the Obligations. The preceding waiver is intended by each Borrower, the Lenders and the Administrative Agent to be for the benefit of each other Borrower and any of their successors or assigns as an absolute defense, other than under Section 2.10(d), to any action by any such Borrower against any other Borrower or its assets.

         SECTION 2.12. European Facility Loans. Subject to the terms and conditions of this Agreement, the European Facility Lender agrees to make European Facility Loans, which shall be Base Rate Loans in the Base Rate Currency, to the Foreign Borrowers (but with each of the Borrowers, including, without limitation, each of the Foreign Borrowers, jointly and severally obligated to repay such Loans) from time to time from the Closing Date through the European Facility Termination Date as requested by the Foreign Borrowers, in accordance with the terms of Section 2.13; provided, that the Assigned Dollar Value of all outstanding European Facility Loans (after giving effect to any amount requested) when added to the sum of (i) the aggregate principal amount (reflecting the Assigned Dollar Value of any outstanding Foreign Currency Loans) of all outstanding Revolver Loans plus (ii) the undrawn amount of outstanding Letters of Credit and plus (iii) the aggregate principal amount of any outstanding Swingline Loans, shall not exceed the Aggregate Commitment and the Assigned Dollar Value of all outstanding European Facility Loans (after giving effect to any amount requested) shall not exceed the Foreign Currency Loan Sublimit. Subject to the terms and conditions hereof, the Foreign Borrowers may borrow, repay and reborrow Revolver Loans hereunder until the European Facility Termination Date.

         SECTION 2.13. Procedures for Advance of European Facility Loans . The Foreign Borrowers shall give the European Facility Lender notice in the form and at the times required by the European Facility Lender from time to time, and the European Facility Lender shall advance funds to a bank account of the Foreign Borrower in London pursuant to procedures approved by the European Facility Lender from time to time.

                                   ARTICLE 3.

                            GENERAL LOAN PROVISIONS

         SECTION 3.1.  Interest.

         (a) Interest Rate Options. Loans made on the Closing Date shall be made only as Base Rate Loans and shall bear interest at the Base Rate. Thereafter, Base Rate Loans shall bear interest at a rate equal to the Base Rate, Swingline Loans shall bear interest at the Base Rate, and, LIBOR Rate Loans (which shall include all Revolver Loans made as Foreign Currency Loans) shall bear interest at the LIBOR Rate plus the Applicable Margin (the "Applicable Margin") as set forth below in this Section 3.1. On behalf of the Borrowers, AHL shall determine whether a Revolver Loan is to be a Foreign Currency Loan, Base Rate Loan or LIBOR Rate Loan and select the Interest Period, if any, applicable to at the time a request for borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section
3.2. Any Loan or any portion thereof as to which the Company has not duly specified an interest rate as provided herein shall, if it is a Loan made in a Base Rate Currency or Dollars, be deemed a Base Rate Loan in the currency in which made, and, so long as no Event of Default has occurred and shall be continuing, but if it is a Foreign Currency Loan made in German deutsche marks, shall be paid in full, with in each case, no Event of Default arising as a result thereof.

         (b) Interest Periods. In connection with each Foreign Currency Loan and LIBOR Rate Loan, AHL, on behalf of the Borrowers for Revolver Loans, by giving notice at the times required hereunder, shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one, two, three, or six months; provided that:

                  (i) the Interest Period shall commence on the date of advance of or conversion to LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

                  (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that, with respect to any LIBOR Rate Loan, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iii) with respect to any LIBOR Rate Loan, any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iv) no Interest Period for Revolver Loans shall extend beyond the Revolver Facility Termination Date;

                  (v) at any time there shall be no more than eight Tranches of LIBOR Rate Loans under the Revolver Facility, no more than three of which Tranches may be Foreign Currency Loans; for purposes of this provision, a "Tranch" of Loan shall refer to Loans with Interest Periods beginning and ending on the same date; and

                  (vi) such right of election is subject to Section 3.1(f).

         (c) Initial Applicable Margin. Base Rate Loans under the Revolver Facility shall always bear interest at the Base Rate without any additional Applicable Margin. European Facility Loans shall always bear interest at the Base Rate which, as defined, represents a margin over the base rate quoted publicly by Midland Bank, plc. The Applicable Margin provided for in Section 3.1(a) with respect to other Loans shall initially be 1.50%.

         (d) Applicable Margin. The Applicable Margin with respect to LIBOR Rate Loans shall vary from time to time, beginning with the delivery by Borrowers pursuant to Section 6.1(a) of the financial statements of AHL and its Subsidiaries for the fiscal quarter ending on June 30, 1997. At the end of each fiscal quarter thereafter, the Applicable Margin with respect to such LIBOR
Rate Loans shall be determined at the end of each fiscal quarter by reference to the ratio of Consolidated Funded Indebtedness of AHL and Subsidiaries as of the end of such fiscal quarter to Consolidated EBITDA for AHL and Subsidiaries for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, as follows:


Funded Indebtedness/EBITDA                             LIBOR Margin
--------------------------                             ------------
Greater than or equal to 3.00 to                           2.25%
1.0

Greater than or equal to 2.50 to 1.0 but                   2.00%
less than 3.00 to 1.0

Greater than or equal to 1.50 to 1.0 but                   1.75%
less than 2.5 to 1.0

Less than 1.50 to 1.0                                      1.50%

         (e) Adjustments to Applicable Margin. Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent five (5) Business Days after receipt by the Administrative Agent of quarterly financial statements for AHL and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA for AHL and its Subsidiaries as of the most recent fiscal quarter end (calculated as provided in subsection (d) above). Subject to Section 3.1(f), in the event AHL fails to deliver such financial statements and certificate within the time required by Section 6.2 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above until five (5) Business Days after the delivery of such financial statements and certificate.

         (f) Default Rate. Upon the occurrence and during the continuance of an Event of Default, (i) the Borrowers shall no longer have the option to request LIBOR Rate Loans and Foreign Currency Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and, if Foreign Currency Loans under the Revolver Facility, and the acceleration rights under Section 10.2(a) shall have been exercised by the Administrative Lender, shall be converted on the date of acceleration to Loans payable in Dollars at the Assigned Dollar Value of the outstanding amount of the Loans, and (iii) all other Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

         (g) Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on each Interest Payment Date. Interest on Base Rate Loans and Foreign Currency Loans made in the Base Rate Currency shall be computed on the basis of a year of 365 or 366 days, as the case may be, and assessed for the actual number of days elapsed, and interest on all other Loans shall be computed on the basis of a year of 360 days and assessed for the actual number of days elapsed.

         (h) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option promptly refund to the applicable Borrower or Borrowers any interest received by Lenders in excess of the maximum lawful rate or shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

         SECTION 3.2. Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrowers, with respect to

 Revolver Loans, shall have the option to (i) convert at any time all or any portion of their outstanding Base Rate Loans in a principal amount equal to $500,000 or any whole multiple of $100,000 in excess thereof into LIBOR Rate Loans, (ii) upon the expiration of any Interest Period, convert all or any part of their outstanding LIBOR Rate Loans in a principal amount equal to $500,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans, and (iii) upon the expiration of its Interest Period, continue any LIBOR Rate Loan in a principal amount of $500,000 or any whole multiple of $100,000 in excess thereof as a LIBOR Rate Loan; provided, that the Borrowers shall not be entitled to continue, but shall repay, such portion of the Foreign Currency Loan that equals the Assigned Dollar Value Excess as of the end of the Interest Period. Whenever the Borrowers desire to convert or continue Loans as provided above, AHL, on behalf of the Borrowers, shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit C (a "Notice of Conversion/Continuation") not later than 11:00 a.m. (Atlanta time or London time, respectively) three (3) Business Days before the Business Day, in the case of a conversion to or a continuation of a LIBOR Rate Loan, four (4) Business Days before the Business Day, in the case of a continuation of a LIBOR Rate Loan that is a Foreign Currency Loan, and the same Business Day, in the case of a conversion to a Base Rate Loan, on which a proposed conversion or continuation of such Loan is to be effective specifying (i) the Loans to be converted or continued and, with respect to any LIBOR Rate Loan to be converted or continued, the last day of the current Interest Period therefor, (ii) the effective date of such conversion or continuation (which shall be a Business Day), (iii) the principal amount of such Loans to be converted or continued and (iv) with respect to a continuation of Foreign Currency Loan, the Alternative Currency and the Interest Period to be applicable thereto. The Administrative agent shall promptly notify the Lenders of such Notice of Conversion/Continuation received with respect to Revolver Loans.

         SECTION 3.3.  Fees.

         (a)Commitment Fee. Commencing on the Closing Date and continuing through and including the Revolver Facility Termination Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders and the European Facility Lender, a non-refundable commitment fee at a rate per annum (based on a 360 day year) calculated with respect to the average daily unused portion of the aggregate Commitment. At the Closing Date the initial percentage rate for the Commitment Fee shall equal .25%, but, for each fiscal quarter following the delivery by Borrowers pursuant to Section 6.1(a) of the quarterly financial statements of AHL and its Subsidiaries for the fiscal quarter ending June 30, 1997, the percentage rate shall be determined for such fiscal quarter by reference to the ratio of Consolidated Funded Indebtedness of AHL and Subsidiaries as of the end of such fiscal quarter to Consolidated EBITDA for AHL and Subsidiaries for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, as follows:

Funded Indebtedness/EBITDA                              Commitment Fee
--------------------------                              --------------
                                                          Percentage
                                                          ----------

Greater than or equal to 3.0 to 1.0                          .375%

Greater than or equal to 1.50 to 1.0 but                      .30%
less than 3.0 to 1.0

Less than 1.50 to 1.0                                         .25%


The commitment fee shall be payable on the last Business Day of each calendar quarter commencing June 30, 1997, and on the Revolver Facility Termination Date. Such commitment fee shall be distributed by the Administrative Agent between the Lenders pro rata in accordance with the Lenders' respective Revolver Loan Commitment Percentages.

         (b) Agent's Fees. In order to compensate the Administrative Agent for its obligations hereunder, the Borrowers jointly and severally agree to pay to the Administrative Agent and First Union Capital Markets Corp., for their own account, the fees set forth in the Commitment and Term Sheet between First Union and AHL dated February 25, 1997 and the Fee Letter executed by AHL in connection therewith (collectively, the "Term Sheet").

         SECTION 3.4.  Manner of Payment.

         (a) Revolver Loan Payments. Each Revolver Loan payment (including repayments described in Article II) by any Borrower on account of the principal of or interest on the Revolver Loans or of any fee, commission or other amounts payable to the Lenders under this Agreement or any Note shall be made in Dollars or the applicable Alternative Currency not later than 1:00 p.m. (local time at the Loan Office specified with respect to the Loan) on the date specified for payment under this Agreement to the Administrative Agent for the account of the Lenders to be distributed pro rata among the Revolver Loans, and among such Lenders in accordance with their respective Revolver Loan Commitment Percentages, as applicable, at the Administrative Agent's Office, in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Atlanta time) on such day shall be deemed a payment on such date for the purposes of Section 10.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any Revolver Loan payment received after 2:00 p.m. (Atlanta time) shall be deemed to have been made on the next succeeding Business Day for all purposes.

         (b) European Facility Loan Payments. Each Payment by a Borrower on account of the principal of or interest on the European Facility Loans or of any fee, commission or other amounts payable to the European Facility Lender under this Agreement or the European Facility Note shall be made not later than 1:00 p.m. (local time of the Loan Office designated by the European Facility

Lender to receive Loan repayments) on the date specified for payment under this Agreement at the Loan Office, in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time shall be deemed to have been made on the next succeeding Business Day for all purposes. All Loans shall be repayable in the Base Rate Currency.

         (c) Business Days. If any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

         SECTION 3.5. Crediting of Payments and Proceeds. In the event that any Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 10.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be first applied to all Administrative Agent's fees and expenses then due and payable, then to all other expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes and any termination payments due in respect of a Hedging Agreement with any Lender (pro rata in accordance with all such amounts due), then to the principal amount of the Notes (pro rata in accordance with all amounts due), in that order.

         SECTION 3.6. Nature of Obligations of Lenders Regarding Loans; Assumption by Administrative Agent. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to such Lender's applicable Revolver Loan Commitment Percentage of such borrowing and interest thereon at a rate per annum equal to the daily average Federal Funds Rate during such period as determined by the Administrative Agent. A certificate of the Administrative Agent with respect to any amounts owing under this Section shall be conclusive, absent manifest error. If such Lender's applicable Revolver Loan Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum then applicable to such Loan hereunder, on demand, from the applicable Borrower or Borrowers. The failure of any Lender to make its applicable Revolver Loan Commitment Percentage of any Loan available shall not relieve it or any other Lender of its obligation, if any, hereunder to make its applicable Revolver Loan Commitment Percentage of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its applicable Revolver Loan Commitment Percentage of such Loan available on the borrowing date.

         SECTION 3.7.  Changed Circumstances.

         (a) Circumstances Affecting Foreign Currency and LIBOR Rate Availability. If the Administrative Agent, any Lender, or any Loan Office shall determine that by reason of circumstances affecting the foreign exchange and interbank markets generally, LIBOR deposits in dollars or deposits in the Alternative Currency are not being offered to the Person, then such Person shall forthwith give notice thereof to each of the Borrowers. Thereafter, until such Person notifies each of the Borrowers that such circumstances no longer exist, the obligation of the Person to make the affected Loan, and the right of each of the Borrowers to convert any Loan to the affected Loan or to continue any Foreign Currency Loan or LIBOR Rate Loan or otherwise defer payment of any Loan, shall be suspended, and each of the Borrowers shall repay in full (or cause to be repaid in full) the then-outstanding principal amount of each such Loan, together with accrued interest thereon and any payments required by
Section 3.8 hereof.

         (b) Laws Affecting Foreign Currency and LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Administrative Agent, any Lender or any Loan Office with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for the Administrative Agent, any Lender, or any Loan Office to honor its obligations hereunder to make or maintain any Foreign Currency Loan or LIBOR Rate Loan, then such Person shall forthwith give notice thereof to each of the Borrowers. Thereafter, until such Person notifies each of the Borrowers that such circumstances no longer exist, the obligation of the Person to make the affected Loan, and the right of each of the Borrowers to convert any Loan to the affected Loan or to continue any Foreign Currency Loan or LIBOR Rate Loan or otherwise defer payment of any Loan, shall be suspended, and each of the Borrowers shall repay in full (or cause to be repaid in full) the then-outstanding principal amount of each such Loan, together with accrued interest thereon and any payments required by Section 3.8 hereof.

         (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Administrative Agent, any Lender, or the European Facility Lender (or any Loan Office) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

                   (i) shall subject the Administrative Agent, any Lender, or the European Facility Lender (or any Loan Office) to any tax, duty or other charge with respect to any Foreign Currency Loan, LIBOR Rate Loan, any Letter of Credit, or any Note or shall change the basis of taxation of payments to the Lender (or any Loan Office) of the principal of or interest on any Foreign Currency Loan, LIBOR Rate Loan, any Letter of Credit, or the Note or any other amounts due under this

Agreement in respect thereof (except for changes in the rate of tax or any tax, duty, or other charge imposed on the overall net income of the Administrative Agent, any Lender, or the European Facility Lender or any Loan Office imposed by the jurisdiction in which the Administrative Agent, any Lender, or the European Facility Lender is organized or is or should be qualified to do business or such Loan Office is located); or

         (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Bank of England or Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by the Administrative Agent, any Lender, or the European Facility Lender(or any Loan Office) or shall impose on the Administrative Agent, any Lender, or the European Facility Lender or any Loan Office or the foreign exchange and interbank markets any other condition affecting any Foreign Currency Loan, LIBOR Rate Loan, any Letter of Credit, or the Note; and the result of any of the foregoing is to increase the costs to the Lender of maintaining any Foreign Currency Loan, LIBOR Rate Loan, or Letter of Credit (after consideration of any changes in the Reserve Percentage) or to reduce the yield or amount of any sum received or receivable by the Lender under this Agreement or under the Note in respect of a Foreign Currency Loan, LIBOR Rate Loan, or Letter of Credit, then the affected Person shall promptly notify each of the Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice, each of the Borrowers shall pay to such Person such additional amount or amounts as will compensate such Person for such increased cost or reduction. The Administrative Agent will promptly notify each of the Borrowers of any event of which it has knowledge that will entitle any Person to compensation pursuant to this Section 3.7(c); provided, that the Administrative Agent shall incur no liability whatsoever to any of the Borrowers in the event it fails to do so. A certificate of the Administrative Agent setting forth the basis for determining such additional amount or amounts necessary to compensate the any Person shall be conclusively presumed to be correct absent manifest error. If any Person claims compensation under this Section, each of the Borrowers may at any time, upon at least four (4) Business Days' prior notice to the Administrative Agent, pay in full the affected Loan or substitute a letter of credit issued other than pursuant to this Agreement.

         SECTION 3.8. Indemnity. Each of the Borrowers does hereby indemnify each of the Administrative Agent, any Lender, and the European Facility Lender against any loss or expense (including without limitation any foreign exchange costs) which may arise or be attributable to the Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain the Loans or the Issuing Bank's issuance or honor of a Letter of Credit (i) as a consequence of any failure by any of the Borrowers to make any payment when due of any amount due hereunder in connection with a Foreign Currency Loan or a LIBOR Rate Loan, (ii) due to any failure of any of the Borrowers to borrow on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion with respect to any Foreign Currency Loan or a LIBOR Rate Loan or (iii) due to any payment, prepayment or conversion of any Foreign Currency Loan or LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The Lender's calculations of any such loss or expense shall be furnished to each of the Borrowers and shall be presumed to be correct, absent manifest error.

         SECTION 3.9. Capital Requirements. If either (i) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (ii) compliance with any guideline or request after the Closing Date from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by the Administrative Agent, any Lender or the European Facility Lender or any corporation controlling such Person as a consequence of, or with reference to the Commitment and other commitments of this type, below the rate which the Person or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, each of the Borrowers shall pay to such Person from time to time as specified by the Person additional amounts sufficient to compensate (after consideration of any change in the Reserve Percentage) the Administrative Agent, any Lender, or the European Facility Lender or other corporation for such reduction. A certificate as to such amounts submitted to each of the Borrowers by the Administrative Agent, any Lender, or the European Facility Lender shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

         SECTION 3.10.  Taxes; Currency.

         (a) Payments Free and Clear. Any and all payments by each of the Borrowers hereunder or under the Note shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding income and franchise taxes imposed by the jurisdiction under the laws of which the Administrative Agent, any Lender, or the European Facility Lender is organized or is or should be qualified to do business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, with each of the Borrowers and liabilities being hereinafter referred to as "Taxes"). If any of the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to the Administrative Agent, any Lender, or the European Facility Lender, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.10) the Administrative Agent, any Lender, or the European Facility Lender receives an amount equal to the amount the Lender would have received had no such deductions been made, (B) such Borrower shall make such deductions, (C) such Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) such Borrower shall deliver to the Administrative Agent, any Lender, or the European Facility Lender evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 3.10(d).

         (b) Stamp and Other Taxes. In addition, each of the Borrowers shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the other Loan Documents, or the perfection of any rights in respect thereto (hereinafter referred to as "Other Taxes").

         (c) Indemnity. Each of the Borrowers shall and does hereby indemnify the Administrative Agent, any Lender, or the European Facility Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this
Section 3.10) paid by such Lender or Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent, any Lender, or the European Facility Lender (as the case may be) makes written demand therefor.

         (d) Evidence of Payment. Within ten (10) days after the date of any payment of Taxes or Other Taxes, the affected Borrower shall furnish to the Administrative Agent, any Lender, or the European Facility Lender, at its address referred to in Section 12.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent, the Lender, or the European Facility Lender

         (e) If any Lender is incorporated or organized under the laws of a jurisdiction other than the United States of America or any state thereof (a "Non-U.S. Lender"), such Non-U.S. Lender will deliver to each of the Administrative Agent and each of the Borrowers, on or prior to the Closing Date (or, in the case of a Non-U.S. Lender that becomes a party to this Agreement as a result of an assignment after the Closing Date, on the effective date of such assignment), (i) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, a properly completed Internal Revenue Service Form 4224 or 1001, as applicable (or successor forms), certifying that such Non-U.S. Lender is entitled to an exemption from or a reduction of withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms), and (ii) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, a certificate in form and substance reasonably satisfactory to the Agent and each of the Borrowers and to the effect that such Non-U.S. Lender (x) is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (y) is not a 10-percent shareholder for purposes of Section 881(c)(3)(B) of the Internal Revenue Code and (z) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Internal Revenue Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each such Non-U.S. Lender further agrees to deliver to each of the Administrative Agent and the Borrower an additional copy of each such relevant form on or before the date that such form expires or becomes obsolete or after the occurrence of any event (including a change in its applicable Loan Office) requiring a change in the most recent forms so delivered by it, in each case certifying that such Non-U.S. Lender is entitled to an exemption from withholding or deduction for or on account of United States federal income taxes in connection with payments under this Agreement or any of the Notes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required, which event renders all such forms inapplicable or the exemption to which such forms relate unavailable and such Non-U.S. Lender notifies the Administrative Agent and the Borrower that it is not entitled to receive payments without deduction or withholding of United States federal income taxes. Each such Non-U.S. Lender will promptly notify the Administrative Agent and each of the Borrowers of any changes in circumstances that would modify or render invalid any claimed exemption or reduction.

         (f) Survival. Without prejudice to the survival of any other agreement of each of the Borrowers hereunder, the agreements and obligations of each of the Borrowers contained in this Section 3.10 shall survive the payment in full of the Obligations and the termination of the Commitments.

         (g) Failure to Pay in Foreign Currency. If any of the Borrowers is unable for any reason to effect payment of a Loan or to reimburse a drawing under the Letter of Credit in the Alternative Currency as required by this Agreement, the Administrative Agent, any Lender, or the European Facility Lender may require such payment to be made in Dollars in the Assigned Dollar Value of such payment. In any case in which each of the Borrowers shall make such payment in Dollars, such Borrower agrees to hold the Administrative Agent, any Lender, or the European Facility Lender harmless from any loss incurred by the Lender arising from any change in the value of Dollars in relation to such Alternative Currency between the date such payment became due and the date of payment thereof. Without limiting the generality of the foregoing, if any of the Borrowers is unable for any reason to effect payment of a Loan in the Alternative Currency as required by this Agreement or if any of the Borrowers shall default in the payment of any Foreign Currency Loan, then the Administrative Agent, any Lender, or the European Facility Lender shall be authorized, without notice to the Borrowers, to extend Base Rate Loans under the Revolver Facility in an amount sufficient to purchase an amount of the Alternative Currency sufficient to repay the Foreign Currency Loan in full.

         (h) Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Alternative Currency into any other currency, the rate of exchange used shall be the Administrative Agent, any Lender, or the European Facility Lender's spot rate of exchange for the purchase of the Alternative Currency with such other currency at the close of business on the Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of each of the Borrowers in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent, any Lender, or the European Facility Lender of any payment in a currency other than the Alternative Currency, the Administrative Agent, any Lender, or the European Facility Lender is able (in accordance with normal banking procedures) to purchase the Alternative Currency, with such other currency. If the amount of the Alternative Currency that the Administrative Agent, any Lender, or the European Facility Lender is able to purchase with such other currency is less than the amount due in the relevant Alternative Currency, notwithstanding any judgment or order, each of the Borrower shall indemnify the Lender for the shortfall.

         SECTION 3.11. Special Lenders. Unless the Required Lenders seek indemnification, payment, or reimbursement under, or invoke the provisions of, Sections 3.6, 3.7, 3.8, 3.9, or 3.10, if any Borrower is obligated to pay to the Administrative Agent or any Lender any amount under said Sections, the Borrowers may, so long as no Default or Event of Default then exists, replace such Lender with a new Lender reasonably acceptable to the Administrative Agent, and such Lender hereby agrees to be so replaced subject to the following:

                  (a) the obligations of the Borrowers hereunder to the Lender to be replaced (including such increased or additional costs incurred from the date of notice to the Borrowers of such increase or additional costs through the date such Lender is replaced hereunder) shall be paid in full to such Lender concurrently with such replacement;

                  (b) The replacement Lender shall be a Lender that is not subject to the increased costs arising under such Sections which may have effectuated the Borrower's election to replace any Lender hereunder;

                  (c) Each such replacement Lender shall execute and deliver to the Administrative Agent such documentation reasonably satisfactory to the Administrative Agent pursuant to which such Lender is to become a party hereto with a Commitment equal to that of the Lender being replaced and shall make a Loan or Loans in the aggregate principal amount equal to the aggregate outstanding principal amount of the Loan or Loans of the Lender being replaced;

                  (d) Upon such execution of such documents referred to in clause (c) and repayment of the amounts referred to in clause (a), the replacement Lender shall be a "Lender" with a Commitment as specified hereinabove and the Lender being replaced shall cease to be a "Lender" hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such replaced Lender;

                  (e) The Administrative Agent shall reasonably cooperate in effectuating the replacement of any Lender hereunder, but at no time shall the Administrative Agent be obligated to initiate any such replacement; and

                  (f) Any Lender replaced hereunder shall be replaced at the Borrower's sole cost and expense and at no cost or expense to the Administrative Agent.

                                   ARTICLE IV

                  CLOSING: CONDITIONS OF CLOSING AND BORROWING

         SECTION 4.1. Closing. The closing shall take place at the offices of Sutherland, Asbill & Brennan at First Union Plaza, 999 Peachtree Street, N.E., 23rd Floor, Atlanta, Georgia at 10:00 a.m. on the Closing Date.

         SECTION 4.2. Conditions to Closing and Initial Loan . The obligations of the Lenders and the Administrative Agent to close this Agreement and of the Lenders to make the initial Loans are subject to the satisfaction of each of the following conditions:

         (a) Executed Loan Documents. (i) This Agreement, (ii) the Notes, (iii) the Intercompany Subordination Agreement, (iv) the Security Agreement (including foreign documentation with respect to the United Kingdom and Germany), and (v) the Pledge Agreement shall have been duly authorized and executed by the parties thereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Administrative Agent.

         (b) Closing Certificates; etc.

                   (i) Officer's Certificate. The Administrative Agent shall have received a certificate from the chief executive officer and chief financial officer of AHL, on behalf of the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrowers are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; that the Borrowers have satisfied each of the closing conditions to be satisfied thereby; and that the Borrowers have filed all required tax returns and owe no delinquent taxes.

                   (ii) Certificate of Secretary of Each Borrower. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Borrower certifying, as applicable, that attached thereto is a true and complete copy of the articles of incorporation or other charter documents of such Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Borrower as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower, authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of such Borrower executing Loan Documents to which such Borrower is a party.

                   (iii) Certificates of Good Standing. The Administrative Agent shall have received certificates as of a recent date of the good standing of each Borrower under the laws of their respective jurisdictions of organization.

                   (iv) Accounts Designation Letter. The Accounts Designation Letter to be delivered by the Borrowers pursuant to Section 2.2, dated as of the Closing Date.

                   (v) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Borrowers addressed to the Administrative Agent and Lenders with respect to the Borrowers and such other Persons, the Loan Documents, the transactions contemplated thereby, regulatory matters and such other matters as the Administrative Agent and the Lenders may reasonably request, reasonably satisfactory in form and substance to the Administrative Agent and Lenders.

                   (vi) Tax Forms. The Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by Section
3.10 hereof.

         (c) Collateral.

                   (i) Filings and Recordings. All filings that are necessary to perfect the Liens of the Administrative Agent and the Lenders in the Collateral described in the Security Documents shall have been filed for recording in all appropriate jurisdictions, including, without limitation, the United Kingdom and Germany and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that such security interests constitute valid and perfected first priority Liens therein.

                   (ii) Pledged Stock. The Administrative Agent shall have received original stock certificates evidencing the capital stock pledged pursuant to the Pledge Agreement, together with an appropriate undated stock power and irrevocable proxy for each certificate duly executed in blank by the registered owner thereof.

                   (iii) UCC Lien Searches. The Borrowers shall have delivered the results of a Lien search of all filings made against such Borrowers under the Uniform Commercial Code as in effect in those jurisdictions as required by the Administrative Agent, indicating among other things that their assets are free and clear of any Lien except for Permitted Liens.

                   (v) Insurance. The Administrative Agent shall have received certificates of insurance and copies of insurance policies in the form required under Section 7.3 and the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

         (d) Consents; No Adverse Change.

                   (i) Governmental and Third Party Approvals. All necessary approvals, authorizations and consents, if any be required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the execution and delivery of this Agreement and the other Loan Documents shall have been obtained.

                   (ii) Permits and Licenses. All permits and licenses, including permits and licenses required under Applicable Laws, necessary to the conduct of business by the Borrowers and their Subsidiaries shall have been obtained.

                   (iii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

                   (iv) No Material Adverse Change. Since December 27, 1996, there shall not have occurred any material adverse change in the condition (financial or otherwise), operations, properties, business or prospects of AHL or any of its Subsidiaries, taken as a whole, or any event or condition that has had or could be reasonably expected to have a Material Adverse Effect.

                   (v) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

         (e) Financial Matters.

                   (i) Financial Statements. The Administrative Agent and each Lender shall have received recent annual and interim financial statements and other financial information with respect to AHL and its Subsidiaries prepared in accordance with GAAP. Without limitation of the foregoing, the Administrative Agent and each Lender shall have received audited financial statements for AHL and its Subsidiaries for the Fiscal Year ended December 27, 1996 and unaudited financial statements for AHL and its Subsidiaries for the three month period ended March 31, 1997.

                   (ii) Financial Condition Certificate. AHL, on behalf of the Borrowers, shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate in all material respects by the chief executive officer or chief financial officer of AHL, to the effect that (A) attached thereto is a pro forma balance sheet of AHL and its Subsidiaries setting forth on a pro forma basis the financial condition of AHL and its Subsidiaries on a Consolidated basis as of that date, reflecting on a pro forma basis the effect of the transactions contemplated herein, and evidencing compliance on a pro forma basis with the covenants contained in Articles VIII and IX hereof, (B) the financial projections previously delivered to the Administrative Agent represent the good faith opinions of the Borrowers and senior management thereof as to the projected results contained therein, and (C) that AHL and each of its Subsidiaries singly (i) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (ii) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies and its liabilities with respect to the Obligations), and (iii) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

         (f) Miscellaneous.

                   (i) Refinanced Facilities. The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that with proceeds of the Loans the obligations of AHL and its Subsidiaries evidenced by the Loan Agreement dated December 22, 1995 between the Borrowers (other than AHL) and First Union have been fully paid, satisfied and discharged.

                   (ii) Notice of Borrowing. The Administrative Agent shall have received written instructions from AHL, on behalf of the Borrowers, directing the payment of any proceeds of Loans made under this Agreement that are to be made on the Closing Date.

                   (iii) Proceedings and Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

                   (iv) Due Diligence and Other Documents. The Borrowers shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably request.

         SECTION 4.3. Conditions to All Loans. The obligations of the Lenders to make any Loan is subject to the satisfaction of the following conditions precedent on the relevant borrowing date:

                   (i) Continuation of Representations and Warranties. The representations and warranties contained in Article V shall be true and correct on and as of such borrowing date with the same effect as if made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

                   (ii) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date.

                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF BORROWERS

         SECTION 5.1. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders and the European Facility Lender to make the Loans, the Borrowers hereby jointly and severally represent and warrant to the Administrative Agent, the Lenders, and the European Facility Lender that:

         (a) Organization; Power; Qualification. Each of AHL and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being conducted and is duly qualified and authorized to do business in each jurisdiction where the failure to be so qualified or authorized could reasonably be expected to have a Material Adverse Effect. The jurisdictions in which AHL and its Subsidiaries are organized and qualified to do business are described on Schedule 5.1(a).

         (b) Ownership. Each Subsidiary of AHL is listed on Schedule 5.1(b). The capitalization of each of the Subsidiaries of AHL consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 5.1(b). All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The shareholders of each of the Subsidiaries of AHL and the number of shares owned by each are described on Schedule 5. 1 (b). There are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of any Subsidiaries of AHL, except as described on Schedule 5.1(b).

         (c) Authorization of Agreement, Loan Documents and Borrowing. Each of AHL and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of AHL and each of its Subsidiaries party thereto and each such document constitutes the legal, valid and binding obligation of AHL or its Subsidiary party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by AHL and each of its Subsidiaries of the Loan Documents to which each such Person is a party in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) except as set forth on Schedule 5.1(d) hereto, require any Governmental Approval or violate any Applicable Law relating to AHL or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of AHL or any of its Subsidiaries or any Material Contract to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person or
(iii) result in or require the creation or imposition of any Lien upon or with respect to any material property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents.

         (e) Compliance with Law; Governmental Approvals. Each of AHL and its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law material to the conduct of its business and (ii) is in compliance with each such Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, except where the failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect. Each such Governmental Approval is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best knowledge of the Borrowers, threatened attack by direct or collateral proceeding.

         (f) Tax Returns and Payments. Each of AHL and its Subsidiaries has duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except where the payment of such tax is being disputed in good faith and adequate reserves have been established in accordance with GAAP. No Governmental Authority has asserted any Lien or other claim against AHL or any Subsidiary thereof with respect to material unpaid taxes which has not been discharged or resolved or is not being contested in good faith. The charges, accruals and reserves on the books of AHL and any of its Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof are in the judgment of the Borrowers adequate, and the Borrowers do not anticipate any additional material taxes or assessments for any of such years.

         (g) Environmental Matters. The properties of AHL and its Subsidiaries are in compliance in all material respects with all applicable Environmental Laws. There is no contamination at, under or about such properties or such operations which could interfere in any material respect with the continued operation of such properties or, except as set forth on Schedule 5.1(g), impair in any material respect the fair saleable value thereof. Neither AHL nor any of its Subsidiaries has received any written notice of material violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of its properties or the operations conducted in connection therewith, nor does AHL nor any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

         (h) ERISA.

                   (i) Neither any Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 5.1(h);

                   (ii) Each Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and all other laws applicable to any Employee Benefit Plans and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. Each such Employee Benefit Plan has been operated in a manner to preserve such qualification. No liability has been incurred by any Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                   (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has any Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

                   (iv) Neither any Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (C) failed to make a required contribution or payment to a Multiemployer Plan; or (D) failed to make a required installment or other required payment under Section 412 of the Code;

                   (v) The execution and delivery by Borrowers of this Agreement and the borrowings hereunder will not involve any prohibited transaction under ERISA or the Code;

                   (vi) No Termination Event has occurred or is reasonably expected to occur; and

                   (vii) No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of any Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) maintained or contributed to by any Borrower or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

         (i) Margin Stock. Neither AHL nor any Subsidiary thereof is engaged principally or as one of its significant activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X of such Board of Governors.

         (j) Government Regulation. Neither AHL nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither AHL nor any Subsidiary thereof is, or after giving effect to any Loan will be, a "Holding Company" or a "Subsidiary Company" of a "Holding Company" or an "Affiliate" of a "Holding Company" within the respective meanings of each of the quoted terms of the Public Utility Holding Company Act of 1935 as amended, or any other Applicable Law which materially limits its ability to incur or consummate the transactions contemplated hereby.

         (k) Patents, Copyrights and Trademarks. Each of AHL and its Subsidiaries owns or possesses all patent, copyright and trademark rights which are material to the conduct of its business without infringing upon any validly asserted rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights. Except as set forth on Schedule 5.1(k), neither AHL nor any of its Subsidiaries has been threatened with any litigation regarding patents, copyrights or trademarks that would present a material impediment to the business of AHL and its Subsidiaries, taken as a whole.

         (l) Material Contracts. Schedule 5.1(1) sets forth a complete and accurate list of all Material Contracts of AHL and its Subsidiaries in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in Schedule 5.1(1), each of AHL and any Subsidiary thereof party thereto has performed all of its obligations under such Material Contracts and, to the best knowledge of the Borrowers, each other party thereto is in compliance with each such Material Contract, and each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. AHL and its Subsidiaries have delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 5.1(1).

         (m) Employee Relations. Each of AHL and its Subsidiaries is not, except as set forth on Schedule 5.1(m), party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. AHL knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries.

         (n) Burdensome Provisions. Neither AHL nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. AHL and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

         (o) Financial Statements. All balance sheets, statements of income, retained earnings, stockholders' equity and cash flows, and all other financial information of AHL and its Subsidiaries which have been furnished by the Borrowers to the Administrative Agent and the Lenders for the purposes of or in connection with this Agreement, including without limitation the financial statements described in Section 4.2 (e), have been prepared in accordance with GAAP consistently applied (except to the extent pro forma statements are based upon reasonable estimates in accordance with Section 4.2(e)(ii)) throughout the periods involved and present fairly in all material respects the matters reflected therein subject, in the case of unaudited statements, to changes resulting from normal year-end audit adjustments and items that would be disclosed in footnotes to the audited statements. As of the Closing Date, except as set forth on Schedule 5.1(o), neither AHL nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in the financial statements described above or in the notes thereto.

         (p) No Material Adverse Change. Since December 27, 1996, there has been no material adverse change in the condition (financial or otherwise), operations, properties, business or prospects of AHL and its Subsidiaries, taken as a whole, including any event or condition that has had or is reasonably likely to have a Material Adverse Effect.

         (q) Solvency. As of the Closing Date and after giving effect to each Loan made hereunder, each of AHL and each of its Subsidiaries will be Solvent.

         (r) Titles to Properties. Each of AHL and its Subsidiaries has such title to the real property owned or leased by it as is material to the conduct of its business and good and marketable title to all of its personal property material to its business as presently conducted, except such property as has been disposed of by AHL or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder. Schedule 5.1(r) hereto sets forth the address of all real property owned or leased by a Borrower.

         (s) Liens. None of the properties and assets of AHL or any Subsidiary thereof is subject to any Lien, except in each case Permitted Liens. No financing statement under the Uniform Commercial Code of any state which names AHL or any Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither AHL nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect Permitted Liens.

         (t) Debt and Contingent Obligations. Schedule 5.1(t) is a complete and correct listing of all Debt and Contingent Obligations of AHL and its Subsidiaries. Each of AHL and its Subsidiaries have performed and are in material compliance with all of the terms of such Debt and Contingent Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of AHL or its Subsidiaries exists with respect to any such Debt or Contingent Obligation.

         (u) Litigation. Except as set forth on Schedule 5.1(u), as of the Closing Date there are no actions, suits or proceedings pending nor, to the knowledge of the Borrowers, threatened against or in any other way relating adversely to or adversely affecting AHL or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, is reasonably likely to have a Material Adverse Effect.

         (v) Franchise and License Fees. AHL and each of its Subsidiaries have paid all material franchise, license or other fees and charges which have become due pursuant to any Governmental Approval in respect of its business and has made appropriate provision as is required by GAAP for any such fees and charges which have accrued.

         (w) Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by AHL or any Subsidiary thereof under any Material Contract or judgment, decree or order to which AHL or its Subsidiaries is a party or by which AHL or its Subsidiaries or any of their respective properties may be bound.

         (x) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of AHL or any Subsidiary thereof and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all material respects.

No document furnished or written statement made to the Administrative Agent or the Lenders by AHL or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains any untrue statement of a fact material to the creditworthiness of AHL or its Subsidiaries or omits to state a material fact necessary in order to make the statements contained therein not misleading. AHL is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as AHL can now foresee, could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.2. Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article V and all representations and warranties contained in any certificate or in any of the Loan Documents (including without limitation, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                   ARTICLE VI

                       FINANCIAL INFORMATION AND NOTICES

         Until all the Obligations have been paid and satisfied in full (other than any Obligations that survive the termination of this Agreement pursuant to
Section 12.13) and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.9 hereof, the Borrowers will furnish or cause to be furnished to the Administrative Agent and each Lender at their respective addresses set forth in Section 12.1 hereof, or such other address as may be designated by such Administrative Agent or Lenders from time to time:

         SECTION 6.1.  Financial Statements and Projections.

         (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter, an unaudited Consolidated balance sheet of AHL and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year for the portion of the Fiscal Year then ended and prepared by AHL in accordance with GAAP, and certified by the chief financial officer of AHL to present fairly in all material respects the financial condition of AHL and its Subsidiaries as of their respective dates and the results of operations of AHL and its Subsidiaries for the respective periods then ended.

         (b) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of AHL and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by an independent certified public accounting firm of nationally recognized standing in accordance with GAAP, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by AHL or any of its Subsidiaries or with respect to accounting principles followed by AHL or any of its Subsidiaries not in accordance with GAAP.

         (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within thirty (30) days after the beginning of each Fiscal Year, a business plan of AHL and its Subsidiaries for the ensuing four fiscal quarters, such plan to include, on a quarterly basis, the following, prepared in GAAP format: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report, if such a report is requested by the Administrative Agent from time to time, containing management's discussion and analysis of such projections (such business plan and projections, the "Projections"), accompanied by a certificate from the chief financial officer of AHL to the effect that, to the best of such officer's knowledge, the Projections are good faith estimates of the financial condition and operations of AHL and its Subsidiaries for such four quarter period.

         SECTION 6.2. Officer's Compliance Certificate. At each time financial statements are delivered pursuant to Sections 6.1(a) or (b), a certificate of the chief financial officer of AHL in the form of Exhibit D attached hereto (an "Officer's Compliance Certificate"):

         (a) stating that such officers have reviewed such financial statements and such statements fairly present the financial condition of AHL and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods indicated;

         (b) stating that to such officer's knowledge, based on a reasonable examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default; and

         (c) setting forth as at the end of such fiscal quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not AHL and its Subsidiaries were in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period, and the calculation of the Applicable Margin pursuant to Section 3.1(d) as at the end of each respective period.

         SECTION 6.3.  Other Reports.

         (a) Promptly upon receipt thereof, copies of any management report and any management responses thereto submitted to any Borrower or its Board of Directors by its independent public accountants in connection with their auditing function;

         (b) Such other information regarding the operations, business affairs and financial condition of AHL or any of its Subsidiaries as the Administrative Agent or the Required Lenders may reasonably request; and

         (c) All filings by, or in connection with and received by, AHL, with or from the SEC (other than filings made by individuals and not involving a Change in Control on Forms 3 or 4 pursuant to Section 16 of the Exchange Act) and all notices and proxy and other information provided by AHL to its shareholders generally.

         SECTION 6.4. Notice of Litigation and Other Matters . Prompt (but in no event later than three (3) days after an officer of any Borrower obtains knowledge thereof) telephonic and written notice of:

         (a) the commencement of all material proceedings and investigations by or before any Governmental Authority and all material actions and proceedings in any court or before any arbitrator against or involving AHL or any Subsidiary thereof or any of their respective properties, assets or businesses;

         (b) any notice of any material violation received by AHL or any Subsidiary thereof from any Governmental Authority, including without limitation, any notice of a material violation of Environmental Laws;

         (c) any material labor controversy that has resulted in, or could reasonably be expected to result in, a strike or other work action against AHL or any Subsidiary thereof;

         (d) any attachment, judgment, lien, levy or order exceeding the Material Judgment Amount that may be assessed against or threatened against AHL or any of its Subsidiaries;

         (e) any Default or Event of Default, or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which AHL or any of its Subsidiaries is a party or by which AHL or any Subsidiary thereof or any of their respective properties may be bound;

         (f) (i) the failure of any Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date, (ii) any Termination Event or "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or any trust created thereunder, along with a description of the nature thereof, what action such Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (iii) all notices received by any Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iv) all notices received by any Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, (v) any Borrower obtaining knowledge or reason to know that AHL or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA, and (vi) the requirement to file any notice with the Internal Revenue Service, Department of Labor, PBGC or any plan participant, beneficiary or alternate payee required under Sections 101(d), 302(f)(4), 303 and 307 of ERISA or under Section 401(a)(29) of the Code with respect to any Employee Benefit Plan of any Borrower or any ERISA Affiliate; or

         (g) any event which makes any of the representations set forth in
Section 5.1 inaccurate in any material respect.

         SECTION 6.5. Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of any Borrower to any Agent or Lender whether pursuant to this Article VI or any other provision of this Agreement, or any of the Security Documents, shall be, at the time the same is so furnished, complete and correct in all material respects based on the applicable Borrower's knowledge thereof.

                                   ARTICLE VII
                             AFFIRMATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full (other than Obligations that survive the termination of this Agreement pursuant to Section 12.13) and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 12.9, AHL and each Borrower will, and will cause each of its Subsidiaries to:

         SECTION 7.1. Preservation of Corporate Existence and Related Matters. Except as permitted by Section 9.5, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges material to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction where its business requires such qualification and authorization, if failure to qualify or to remain so qualified would have or could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.2. Maintenance of Property. Protect and preserve all properties useful in and material to its business, including material copyrights, patents, trade names and trademarks; maintain in good working order and condition (reasonable wear and tear excepted) all buildings, equipment and other tangible real and personal property useful in and material to its business; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary in the reasonable judgement of such Borrower for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         SECTION 7.3. Insurance. In addition to the requirements set forth in the Security Documents, maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         SECTION 7.4. Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

         SECTION 7.5. Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan Documents and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that such Borrower and its Subsidiaries may contest any item described in clauses (a) and (b) hereof in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         SECTION 7.6. Compliance With Laws and Approvals. Observe and remain in material compliance with all Applicable Laws and maintain in full force and effect all material Governmental Approvals, in each case to the extent that failure to so observe or remain in material compliance could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.7. Environmental Laws. In addition to and without limiting the generality of Section 7.6, (a) comply in all material respects with, and use its best efforts to ensure such compliance by all of its tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use its best efforts to ensure that all of its tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and timely comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws; and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of such Borrower or its subsidiaries, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of or relate to the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 7.8. Compliance with ERISA and the Code. In addition to and without limiting the generality of Section 7.6, make timely payment of contributions required to meet the minimum funding standards set forth in ERISA or the Code with respect to any Employee Benefit Plan; not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan; not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code; furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent; and operate each Employee Benefit Plan in such a manner that such plan will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code.

         SECTION 7.9. Compliance With Agreements. Comply in all material respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business if noncompliance would have or could reasonably be expected to have a Material Adverse Effect, including, without limitation, any Material Contract; provided, that such Borrower or Subsidiary may contest any such lease, agreement or other instrument in good faith so long as adequate reserves are maintained in accordance with GAAP.

         SECTION 7.10. Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted on the Closing Date and in lines of business reasonably related thereto.

         SECTION 7.11. Visits and Inspections. Upon reasonable notice therefrom and during normal business hours, permit representatives of any of the Administrative Agent or Lenders, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

         SECTION 7.12. Subsidiaries. Unless a new Subsidiary is, as a part of an acquisition transaction, merged upon the consummation thereof into one of the Borrowers with such Borrower being the surviving entity, then the Borrowers shall cause each new Subsidiary that is a Material Subsidiary, to cause to be executed and delivered to the Administrative Agent: (a) a Joinder Agreement and the documents referred to therein, (b) the supplement substantially in the form attached to the Security Agreement, (c) the supplement substantially in the form attached to the Pledge Agreement, or if the owner of such Subsidiary is not AHL, a pledge agreement substantially in the form of the Pledge Agreement executed by such owner with such modifications thereto as requested by the Administrative Agent, (d) such other documents reasonably requested by the Administrative Agent consistent with the terms of this Agreement which provide that such Subsidiary shall become a Borrower hereunder bound by all of the terms, covenants and agreements contained in the Loan Documents and that the assets of such Subsidiary shall become Collateral for the Obligations and (e) such other documents as the Administrative Agent shall reasonably request, including without limitation, officers' certificates, financial statements, opinions of counsel, board resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 4.2.

         SECTION 7.13. Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds and instruments as any Agent or Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure each Agent and the Lenders their respective rights under this Agreement, the Notes and the other Loan Documents.

                                  ARTICLE VIII

                              FINANCIAL COVENANTS

         Until all of the Obligations have been paid and satisfied (other than Obligations that survive the termination of this Agreement pursuant to Section 12.13) in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.9 hereof, AHL and its Subsidiaries on a Consolidated basis will not:

         SECTION 8.1. Funded Debt to EBITDA. As of any fiscal quarter end, permit the ratio of (a) Consolidated Funded Indebtedness of AHL and its Subsidiaries as of such date to (b) Consolidated EBITDA of AHL and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to exceed 3.25 to 1.0.

         SECTION 8.2. Interest Coverage Ratio. As of any fiscal quarter end, permit the ratio of (a) (i) Net Income of AHL and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date, plus (ii) income and franchise taxes paid in cash during such period, plus (iii) Interest Expense paid in cash during such period, plus (iv) for the fiscal quarters ending on each of June 30, September 30, and December 31, 1997 and March 31 and June 30, 1998, the Special Accruals, plus (v) the Reserve Increase during the period to (b) Interest Expense for such period, to be less than 2.5 to 1.

         SECTION 8.3. Current Ratio. As of any fiscal quarter end, permit the ratio of Current Assets to Current Liabilities to be less than 1.5 to 1.

         SECTION 8.4. Capitalization Ratio. At any date, permit the ratio of Funded Indebtedness to Total Capitalization to be more than .5 to 1.


                                   ARTICLE IX.

                               NEGATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full (other than Obligations that survive termination of this Agreement pursuant to Section 12.13) and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 12.9 hereof, AHL will not and will not permit any of its Subsidiaries to:

         SECTION 9.1. Limitations on Debt. Create, incur, assume or suffer to exist any Debt except (a) the Obligations, (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions reasonably satisfactory to the Administrative Agent, (c) existing Debt set forth on Schedule 9.1, (d) Debt consisting of Contingent Obligations permitted by Section 9.2, (e) Debt of any Borrower to any other Borrower, but only if such Debt is subordinated to the Obligations pursuant to the terms and conditions of the Intercompany Subordination Agreement, (f) Debt constituting trade payables and accruals arising in the ordinary course of business of AHL and its Subsidiaries, (g) Debt for which any Person acquired by AHL in a transaction permitted by Section 9.4(g) is obligated, but only if such Debt has as its sole obligor such acquired Person,
(h) purchase money Debt of up to $5,000,000 in the aggregate at any time outstanding and incurred in connection with a purchase or acquisition permitted by Section 9.4(g), and (i) purchase money Debt and Capital Leases secured only by an interest in the property being acquired, but only (x) if the amount of such purchase money Debt and the amount of such Capital Leases attributable to principal, when aggregated with all other purchase money Debt incurred and the principal amounts of Capital Leases entered into by AHL or any of its Subsidiaries pursuant to this subsection 9.1(i) during the current Fiscal Year, does not exceed $1,500,000 in total, and (y) if the amount of such Capital Leases attributable to principal, when aggregated with all principal amounts of Capital Leases entered into by AHL or any of its Subsidiaries pursuant to this subsection 9.1(i) during the current Fiscal Year, does not exceed $ 1,000,000 in total.

         SECTION 9.2. Limitations on Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligations except for (i) Contingent Obligations comprised of guaranties or other support of or for Debt, leases, obligations, and undertakings permitted to any Borrower or any Subsidiary by this Agreement and (ii) Contingent Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders.

         SECTION 9.3. Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including shares of capital stock), real or personal, whether now owned or hereafter acquired, except Permitted Liens.

         SECTION 9.4. Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture, evidence of Debt or other obligation or security, substantially all or a material portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person; or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person; or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

         (a) investments in Wholly-Owned Subsidiaries, joint ventures or minority interests existing on the Closing Date and the other existing loans, advances and investments described on Schedule 9.4;

         (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than

120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the Federal Deposit Insurance Corporation ("FDIC") or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder, or (v) money market mutual funds.

         (c) capital contributions to and investments in Wholly-owned Subsidiaries created or acquired after the Closing Date; provided, that such Wholly-Owned Subsidiaries become Borrowers hereunder pursuant to the requirements of Section 7.12 hereof;

         (d) loans and advances to employees for reasonable and necessary business and travel expenses in the ordinary course of business of AHL and its Subsidiaries;

         (e) deposits for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business;

         (f) trade accounts created in the ordinary course of business;

         (g) investments by AHL or any Subsidiary in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person so long as (i) the acquisition is of a company, business or property in substantially the same fields of business as AHL or any Subsidiary of AHL, (ii) no Default or Event of Default is in existence at the time of such acquisition or would be created as a consequence of such acquisition, (iii) the aggregate consideration for the acquisition does not exceed $5,000,000 and (iv) the aggregate consideration paid by AHL and its Subsidiaries for all such acquisitions during the Fiscal Year of the subject acquisition, together with aggregate consideration for the acquisition, does not exceed $15,000,000; and

         (h) such other investments by AHL or any Subsidiary in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if approved by the Required Lenders, in their sole and absolute discretion, in writing prior to such consummation.

         SECTION 9.5. Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except (a) any Wholly-Owned Subsidiary of AHL may merge with AHL or any other Wholly-Owned Subsidiary of AHL and (b) AHL or any Wholly-Owned Subsidiary may merge with or into any other Person for the purpose of consummating any acquisition permitted by Section 9.4 as long as AHL, in the case of a merger by AHL, or, in the case of a merger by a Wholly-Owned Subsidiary that is a Material Subsidiary, such Wholly-Owned Subsidiary is the surviving

Person or the surviving Person becomes a party to the Loan Documents as a Borrower, and no Default or Event of Default shall have occurred before and after giving effect to such merger.

         SECTION 9.6 Limitations on Sale of Assets. Except for Contributed Real Estate, convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

         (a) the sale of inventory in the ordinary course of business;

         (b) the sale of obsolete assets no longer used or usable in the business of AHL or any of its Subsidiaries;

         (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

         (d) the transfer by any Subsidiary of any of its property to any Borrower, or the transfer by AHL of any of its intellectual property to any Borrower; or

         (e) sales of assets in the ordinary course of business (i) in the aggregate not producing in excess of $500,000 in Net Cash Proceeds in any Fiscal Year and (iii) all of whose Net Cash Proceeds are applied towards replacement property similar to the assets sold within one hundred and eighty (180) days after consummation of the sale.

         SECTION 9.7 Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock; or make any material change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided that
(a) AHL or any Subsidiary may pay dividends in shares of its own capital stock,
(b) any Subsidiary of a Borrower may pay dividends or make other distributions in respect of its capital stock to such Borrower, (c) any Subsidiary of a Borrower may make payments on any Debt or other obligation owed to such Borrower which Debt or other obligation is permitted hereunder and (d) AHL may purchase restricted securities (as defined in Rule 144(a)(3) promulgated under the Securities Act of 1933, as amended) issued by AHL in connection with acquisitions consummated prior to the Closing Date or in connection with acquisitions consummated in compliance with Section 9.4(g), in an aggregate amount not to exceed $500,000 in any fiscal year; and (d) AHL may repurchase shares of its capital stock for an employee benefit plan sponsored by AHL or one of its subsidiaries so long as the total consideration paid in such repurchases does not exceed $500,000 in any Fiscal Year.

         SECTION 9.8 Transactions with Affiliates. Directly or indirectly: (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

         SECTION 9.9 Certain Accounting Changes. Change its Fiscal Year end, or make any material change in its accounting treatment and reporting practices except as required by GAAP.

         SECTION 9.10 Licenses. Terminate any material Governmental Approval or any Material Contract without the prior written consent of the Required Lenders if such termination would have a Material Adverse Effect.

         SECTION 9.11 Restrictive Agreements. Enter into (a) any agreement providing for Debt of AHL or its Subsidiaries which contains any negative pledge on assets (other than negative pledges on assets securing Capital Leases or Purchase Money Debt permitted under Section 9) or any covenants materially more restrictive than the provisions of Articles VII, VIII and IX hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt or (b) any agreement which shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability to make any payment to AHL or any of its Subsidiaries, in the form of dividends, intercompany advances or otherwise.


                                    ARTICLE X

                              DEFAULT AND REMEDIES

         SECTION 10.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) Default in Payment of Principal of Loans. Any Borrower shall default in any payment of principal of any Loan or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

         (b) Other Payment Default. Any Borrower shall default for more than ten
(10) days past the due date (whether at maturity, by reason of acceleration or otherwise) in the payment of interest on any Loan or Note or the payment of any other Obligation.

         (c) Misrepresentation. Any representation or warranty made or deemed to be made by any Borrower or any of its Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made, except to the extent that (i) an event or condition has occurred that would cause a representation or warranty to be incorrect or misleading, (ii) the occurrence of such event or condition and the representation or warranty to which it relates has been previously disclosed in writing to the Administrative Agent and the Lenders and (iii) the occurrence of such event or condition did not and will not have, and is not reasonably expected to have, a Material Adverse Effect with respect to AHL or any of its Subsidiaries.

         (d) Default in Performance of Certain Covenants. Any Borrower shall default in the performance or observance of any covenant or agreement contained in Articles VIII or IX of this Agreement.

         (e) Default in Performance of Other Covenants and Conditions. Any Borrower or Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 10.1) or any other Loan Document and such default shall continue for a period of fifteen (15) days after written notice thereof has been given to such Borrower or Subsidiary by the Administrative Agent or knowledge thereof is gained by any officer of any Borrower..

         (f) Debt Cross-Default. AHL or any of its Subsidiaries other than a Foreign Subsidiary shall (i) default in the payment of any Debt in an amount exceeding $1,000,000 (or equivalent thereof in another currency) beyond the period of grace, if any, provided in the instrument or agreement under which such Debt was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Debt in an amount exceeding $1,000,000 (or equivalent thereof in another currency) or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

         (g) Change in Control. A Change in Control shall occur.

         (h) Voluntary Bankruptcy Proceeding. AHL or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (iii) consent to or fail to contest within sixty (60) days of the filing thereof any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; or
(vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (i) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against AHL or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts; or
(ii) the appointment of a trustee, receiver, custodian, liquidator or the like for AHL or any Subsidiary thereof or for all or any substantial part of their respective assets, and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (j) Failure of Agreements. Any material provision of any other Loan Document shall for any reason cease to be valid and binding on any Borrower or Subsidiary thereof party thereto or any such Person shall so state in writing or the Loan Documents shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

         (k) Termination Event. The occurrence of any of the following events:
(i) any Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, such Borrower or ERISA Affiliate is required to pay as contributions thereto; (ii) an accumulated funding deficiency in excess of $250,000 or equivalent thereof in another currency occurs or exists, whether or not waived, with respect to any Pension Plan; (iii) a Termination Event; or (iv) any Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plan notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $250,000 or equivalent thereof in another currency.

         (l) Judgment. A judgment or order for the payment of money which exceeds in amount the Material Judgment Amount shall be entered against AHL or any of its Subsidiaries by any court and such judgment or order shall continue undischarged or unstayed for a period of thirty (30) days.

         (m) Attachment. A warrant or writ of attachment or execution or similar process shall be issued against any property of AHL or any Subsidiary thereof which exceeds in value the Material Judgment Amount and such warrant or process shall continue undischarged or unstayed for a period of thirty (30) days.

         SECTION 10.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall, upon the request and direction of the Required Lenders, by notice to the Borrowers:

         (a) Acceleration: Termination of Facilities. Declare the principal of and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lenders, the European Facility Lender, and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facilities and the Commitments and any right of the Borrowers to request borrowings thereunder; provided, that upon the occurrence of an Event of Default specified in Section 10.1(j) or (k), the Credit Facilities and the Commitments shall be automatically terminated and all Obligations shall automatically become due and payable.

         (b) Rights of Collection. Exercise on behalf of the Lenders all of their other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrowers' Obligations.

         SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, neither the Administrative Agent nor any Lender shall exercise at any time during which no Event of Default shall have occurred and be continuing any right or remedy with respect to any of the Collateral, including, but not limited to, any right granted in any Security Document to collect accounts receivable or to notify account debtors.

         SECTION 10.4 Set-off. Except to the extent prohibited by law, in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 12.9 are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, excluding government securities required by Applicable Law to be held as security for worker's compensation and similar claims and of whatever currency exchanged, if necessary, at the Spot Rate to the currency of the Obligations) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrowers against and on account of the Obligations then due and payable.

         SECTION 10.5 Adjustments. If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or if any Lender shall at any time receive any Collateral in respect to its Loans (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall, to the extent permitted by Applicable Law, purchase for cash from the other Lenders such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such Collat eral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION 10.6 Consents. The Borrowers acknowledge that certain transactions contemplated by this Agreement and the other Loan Documents and certain actions which may be taken by the Administrative Agent or the Lenders in the exercise of their respective rights under this Agreement and the other Loan Documents may require the consent of a Governmental Authority. If counsel to the Administrative Agent reasonably determines that the consent of a Governmental Authority is required in connection with the execution, delivery and performance of any of the aforesaid documents or any documents delivered to the Administrative Agent or the Lenders in connection therewith or as a result of any action which may be taken pursuant thereto, then the Borrowers, at their sole cost and expense, agree to use their reasonable best efforts to secure such consent and to cooperate with the Administrative Agent and the Lenders in any action commenced by the Administrative Agent or any Lender to secure such consent.


                                   ARTICLE XI

                            THE ADMINISTRATIVE AGENT

         SECTION 11.1 Appointment. Each Lender hereby irrevocably appoints and authorizes First Union to act as Administrative Agent hereunder and under the other Loan Documents and to take such actions as agent on its behalf hereunder and under the other Loan Documents, and to exercise such powers and to perform such duties, as are specifically delegated to the Administrative Agent by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto.

         SECTION 11.2 Nature of Duties. The Administrative Agent shall have no duties or responsibilities other than those expressly set forth in this Agreement and the other Loan Documents. The Administrative Agent shall not have, by reason of this Agreement or any other Loan Document, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations or liabilities in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care. The Administrative Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Loan Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Lenders hereby acknowledge that the

Administrative Agent shall not be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders).

         SECTION 11.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Loan Documents, except for its or such Person's own gross negligence or willful misconduct, (ii) responsible in any manner to any Lender for any recitals, statements, information, representations or warranties herein or in any other Loan Document or in any document, instrument, certificate, report or other writing delivered in connection herewith or therewith, for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of this Agreement or any other Loan Document, or for the financial condition of Borrowers or any of their Subsidiaries or any other Person, or (iii) required to ascertain or make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document or the existence or possible existence of any Default or Event of Default, or to inspect the properties, books or records of the Borrowers or any of their Subsidiaries.

         SECTION 11.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, statement, consent or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. The Administrative Agent may deem and treat each Lender as the owner of its interest hereunder for all purposes hereof unless and until a written notice of the assignment, negotiation or transfer thereof shall have been given to the Administrative Agent in accordance with the provisions of this Agreement. The Administrative Agent shall be entitled to refrain from taking or omitting to take any action in connection with this Agreement or any other Loan Document (i) if such action or omission would, in the reasonable opinion of the Administrative Agent, violate any applicable law or any provision of this Agreement or any other Loan Document or
(ii) unless and until it shall have received such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first have been indemnified to its satisfaction by the Lenders against any and all liability and expense (other than liability and expense arising from its own gross negligence or willful misconduct) that may be incurred by it by reason of taking, continuing to take or omitting to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent's acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (including all subsequent Lenders).

         SECTION 11.5 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by the Administrative Agent or any such Person hereafter taken, including any review of the affairs of AHL and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of AHL and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Borrowers hereunder, and (ii) it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of AHL and its Subsidiaries. Except as expressly provided in this Agreement and the other Loan Documents, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of AHL or its Subsidiaries or any other Person that may at any time come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 11.6 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent shall have received written notice from Borrowers or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent will give notice thereof to the Lenders as soon as reasonably practicable; provided, however, that if any such notice has also been furnished to the Lenders, the Administrative Agent shall have no obligation to notify the Lenders with respect thereto. The Administrative Agent shall (subject to Sections 11.4 and 12.10) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 11.7 Indemnification. To the extent the Administrative Agent is not reimbursed by or on behalf of Borrowers, and without limiting the joint and several obligations of Borrowers to do so, the Lenders (i) shall and do hereby indemnify the Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact and Affiliates, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including at any time following the repayment in full of the Loans and the termination of the Commitments) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing, and (ii) shall reimburse the Administrative Agent upon demand, ratably in proportion to their respective percentages as used in determining the Required Lenders as of the date of determination, for any expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents (including, without limitation, reasonable attorneys' fees and expenses and compensation of agents and employees paid for services rendered on behalf of the Lenders); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the party to be indemnified.

         SECTION 11.8 The Administrative Agent in its Individual Capacity. With respect to its Commitment, the Loans made by it and the Note or Notes issued to it, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not performing the agency duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrowers, any of their Subsidiaries or any of their respective Affiliates as if the Administrative Agent were not performing the agency duties specified herein, and may accept fees and other consideration from any of them for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         SECTION 11.9 Successor Administrative Agent. The Administrative Agent may resign at any time by giving thirty (30) days' prior written notice to the Borrowers and the Lenders. Upon any such notice of resignation, the Required Lenders will, with the prior written consent of the Borrowers (which consent shall not be unreasonably withheld), appoint from among the Lenders a successor to the Administrative Agent (provided that the Borrowers' consent shall not be required in the event a Default or Event of Default shall have occurred and be continuing). If no successor to the Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within such thirty-day period, then the retiring Administrative Agent may, on behalf of the Lenders and after consulting with the Lenders and the Borrowers, appoint a successor Administrative Agent from among the Lenders. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. If no successor to the Administrative Agent has accepted appointment as Administrative Agent by the thirtieth (30th) day following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the

Lenders shall thereafter perform all of the duties of the Administrative Agent hereunder and under the other Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for hereinabove.


                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1 Notices.

         (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to any Agent as understood by such Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

         If to any Borrower:        AHL Services, Inc.
                                    3353 Peachtree Road, N.E.
                                    Suite 1120, North Tower
                                    Atlanta, Georgia 30326
                                    Attention: David L. Gamsey
                                     Chief Financial Officer
                                    Telephone No.:(404) 267-2222 Ext. 207
                                    Telecopy No.: (404) 267-2230

         If to First Union,
         as Administrative Agent:   First Union National Bank of Georgia
                                    4570 Ashford Dunwoody Road, Second Floor
                                    Atlanta, Georgia 30346
                                    Attention: William Grasty
                                    Telephone No.: (404) 865-2562
                                    Telecopy No.:  (404) 865-2388

                                    and

                                    First Union National Bank of Georgia
                                    999 Peachtree Street, N.E.

                                    Atlanta, Georgia 30309
                                    Attention: James R. Mortimer
                                    Telephone No.: (404) 827-7344
                                    Telecopy No.:  (404) 827-7199

                                             [and

                                    First Union National Bank of North Carolina
                                    301 South College Street, TW-10
                                    Charlotte, North Carolina 28288-0608
                                    Attention: Syndication Agency Services
                                    Telephone No.: (704) 383-0281
                                    Telecopy No.: (704) 383-0288]

         If to any Lender:          The Address set forth on Schedule 1.1

         If to the European
         Facility Lender:           First Union National Bank - London Branch
                                    3 Bishopsgate
                                    London EC2N 3AB
                                    England
                                    Attention: Thomas Quigley
                                    Telephone No.: 44 171 621-1477
                                    Telecopy No.:  44 171 929-4644


         (c) Administrative Agent's Office. With respect to the Revolver, o long as First Union is the sole Lender, the Loan Office for the Administrative Agent shall be its office at 999 Peachtree Street, N.E. Atlanta, Georgia 30309, but after any other party becomes a Lender hereunder, the Loan Office for the Administrative Agent shall be its office at One First Union Center, TW-10, Charlotte, North Carolina 28288-0608, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers and Lenders, as the Administrative Agent's office referred to herein.


         SECTION 12.2 Expenses. The Borrowers will pay all out-of-pocket expenses of the Administrative Agent in connection with: (a) the preparation, execution and delivery of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including all syndication and due diligence expenses, appraiser's fees, search fees, recording fees, taxes and reasonable fees and disbursements of counsel for the Administrative Agent; (b) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any of the other Loan Documents including reasonable fees and disbursements of counsel for the Administrative Agent, search fees, appraiser's fees, recording fees and taxes imposed in connection therewith; and (c) after the occurrence and during the continuance of an Event of Default consulting with one or more Persons, including appraisers, accountants, engineers and attorneys, concerning or related to the nature, scope or value of any right or remedy of the Administrative Agent or any of the Lenders hereunder or under any of the other Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the reasonable fees and disbursements of such Persons. In addition, the Borrowers will pay all out-of-pocket expenses of the Administrative Agent and each Lender in connection with prosecuting or defending any claim in any way arising out of, related to, connected with, or enforcing any provision of, this Agreement or any of the other Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent or any of the Lenders.

         SECTION 12.3 Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accor dance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         SECTION 12.4 Consent to Jurisdiction. The Borrowers hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Fulton County, Georgia, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrowers hereby irrevocably consent to the service of a summons and compliant and other process in any action, claim or proceeding brought by any Agent or Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 12.1. Nothing in this
Section 12.4 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or to bring any action or proceeding against any Borrower or its properties in the courts of any other jurisdictions.

         SECTION 12.5 Arbitration.

         (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Atlanta, Georgia. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

         (b) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the Administrative Agent and the Lenders preserve, without diminution, certain remedies that the Administrative Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Administrative Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) when applicable, a judgement by confession of judgement and (iv) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 12.6 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         SECTION 12.7 Reversal of Payment. To the extent any Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         SECTION 12.8 Successors and Assigns; Participations.

         (a) Assignment by Lenders. Each Lender may assign to one or more other Eligible Assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it), and such assignment may be allocated among the assigning Lender's Revolver Loans and the related Commitment of the assigning Lender on other than a pro-rata basis; provided, however, that (i) any such assignment (other than an assignment to a Lender or an Affiliate of a Lender) shall not be made without the prior written consent of the

Administrative Agent and the Borrowers (to be evidenced by their counterexecution of the relevant Assignment and Acceptance), which consent shall not be unreasonably withheld, (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to each such assignment) shall in no event be less than the lesser of (y) the entire Commitment of such Lender immediately prior to such assignment or (z) $5,000,000, and (iii) the parties to each such assignment will execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance (an "Assignment and Acceptance") in the form of Exhibit E attached hereto, together with any Note or Notes subject to such assignment, and will pay a nonrefundable processing fee of $3,000 to the Administrative Agent for its own account. Upon such execution, delivery, acceptance and recording of the Assignment and Acceptance, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof (unless the Administrative Agent shall otherwise agree), (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of the assigning Lender hereunder with respect thereto and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than rights under the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of fees, costs and expenses, to the extent such rights relate to the time prior to the effective date of such Assignment and Acceptance) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The terms and provisions of each Assignment and Acceptance shall, upon the effectiveness thereof, be incorporated into and made a part of this Agreement, and the covenants, agreements and obligations of each Lender set forth therein shall be deemed made to and for the benefit of the Administrative Agent and the other parties hereto as if set forth at length herein.

         (b) Maintenance of the Register. The Administrative Agent will maintain at its address for notices referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and each Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Acceptance of Assignment; Replacement Notes. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee and counterexecuted by the Borrowers (if required), together with any Note or Notes subject to such assignment and the processing fee referred to in subsection (a) above, the Administrative Agent will (i) accept such Assignment and Acceptance, (ii) on the effective date thereof, record the information contained therein in the Register and (iii) give notice thereof to the Borrowers and the Lenders. Within five (5)

Business Days after its receipt of such notice, the Borrowers, at their own expense, will execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Assignee in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitments have been terminated, the principal amount of the Loans) assumed by it pursuant to such Assignment and Acceptance and, to the extent the assigning Lender has retained its Loans and/or Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an aggregate principal amount equal to the principal amount of the Commitment (or, if the Commitments have been terminated, the principal amount of the Loans) retained by it hereunder. Such new Note or Notes shall be dated the date of the replaced Note or Notes and shall otherwise be in substantially the forms of the Notes attached hereto as Exhibits A-1 and A-2. The Administrative Agent will return canceled Notes to the Borrowers.

         (d) Participations. Each Lender may, without the consent of the Borrowers, the Administrative Agent or any other Lender, sell to one or more other Persons (each, a "Participant") participations in any portion comprising less than all of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the outstanding Loans made by it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged and such Lender shall remain solely responsible for the performance of such obligations, (ii) any such participation shall be in an amount of not less than $5,000,000, but no Lender shall sell any participation that, when taken together with all other participations, if any, sold by such Lender, covers more than fifty percent of the beneficial interests in all of such Lender's rights and obligations under this Agreement, (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and no Lender shall permit any Participant to have any voting rights or any right to control the vote of such Lender with respect to any amendment, modification, waiver, consent or other action hereunder or under any other Loan Document (except as to actions that would (w) reduce or forgive the principal amount of, or rate of interest (other than interest accruing as provided in Section 3.1(f)) on, any Loan, or reduce or forgive any fees or other Obligations, (x) extend any date (including without limitation, the Revolver Facility Termination Date) fixed for the payment of any principal of or interest on any Loan, any fees or any other Obligations, (y) release any material portion of Collateral securing the Obligations (other than (1) upon termination of the Commitments and payment and satisfaction of all Obligations (other than any Obligations that survive the termination of this Agreement pursuant to Section 12.13), (2) Collateral constituting property being sold or disposed of if Borrowers certify to the Administrative Agent that the sale or disposition is made in compliance with the provisions of this Agreement and the Security Documents, upon which certification the Administrative Agent may conclusively rely in good faith, without further inquiry, or (3) otherwise in accordance with the terms of this Agreement and the Security Documents), or (z) increase any Commitment of any Lender), and (iv) no Participant shall have any rights under this Agreement or any of the other Loan Documents, each Participant's rights against the granting Lender in respect of any participation to be those set forth in the participation agreement, and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not granted such participation. Each Participant may be entitled, pursuant to the terms of its participation agreement, to compensation calculated in accordance with the provisions of Sections 3.7, 3.8, 3.9 and 3.10 and to rights of setoff in accordance with
Section 10.4, in each case to the extent that First Union would be entitled to such benefits if the participation had not been made;

provided that nothing contained herein shall cause the Participant to be deemed to be a Lender or to otherwise be granted any rights under this Agreement.

         (e) Other Assignments. Nothing in this Agreement shall be construed to prohibit any Lender from pledging or assigning all or any portion of its rights and interest hereunder or under any Note to any Federal Reserve Bank as security for borrowings therefrom; provided, however, that no such pledge or assignment shall release a Lender from any of its obligations hereunder.

         (f) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall treat as confidential all non-public information, including, without limitation, all financial projections, obtained pursuant to the Loan Documents and shall disclose such information outside their organizations only as may be deemed appropriate by any of the Administrative Agent or the Lenders in the exercise of its or their rights under the Loan Documents or as compelled by judicial or administrative process or by other requirements of Applicable Law. The Administrative Agent and any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 12.9, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrowers furnished to the Administrative Agent or such Lender.

         SECTION 12.9 Amendments, Waivers and Consents: Renewal. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or consent shall (a) increase the amount or extend the time of the obligation of the Lenders to make Loans, (b) extend the originally scheduled time or times of payment of the principal of any Loan or the time or times of payment of interest on any Loan, (c) reduce the rate of interest or fees payable on any Loan (other than interest accruing as provided in Section 3.1(f)), (d) permit any subordination of the principal or interest on any Loan,
(e) release any material portion of the Collateral or Security Document (other than (i) upon termination of the Commitments and payment and satisfaction of all Obligations (other than any Obligations that survive the termination of this Agreement pursuant to Section 12.13), (ii) Collateral constituting property being sold or disposed of if Borrowers certify to the Administrative Agent that the sale or disposition is made in compliance with the provisions of this Agreement and the Security Documents, upon which certification the Administrative Agent may conclusively rely in good faith, without further inquiry, or (iii) as specifically permitted in this Agreement or the applicable Security Document) or (f) amend the provisions of this Section 12.9 or the definition of Required Lenders, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of
Article XI shall be made without the written consent of the Administrative
Agent.

         SECTION 12.10 Performance of Duties. The Borrowers' obligations under this Agreement and each of the Loan Documents shall be performed at the joint and several sole cost and expense of the Borrowers.

         SECTION 12.11 Indemnification. The Borrowers agree to reimburse the Administrative Agent and the Lenders for all reasonable costs and expenses, including reasonable counsel, appraisal, or other expert or consultant fees and disbursements incurred, and the Borrowers hereby indemnify and hold the Administrative Agent and the Lenders harmless from and against all losses suffered by the Administrative Agent and the Lenders in connection with (a) the exercise by the Administrative Agent or the Lenders of any right or remedy granted to them under this Agreement or any of the other Loan Documents, (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the other Loan Documents and (c) the collection or enforcement of the Obligations or any of them; provided, that the indemnity contained herein shall not apply to the extent that such losses, claims, damages, liabilities or other expenses result from the gross negligence or willful misconduct of such indemnified person.

         SECTION 12.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or such Lenders pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facilities have not been terminated.

         SECTION 12.13 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

         SECTION 12.14 Provision of Loan Documents. Upon request by AHL, the Administrative Agent shall use its best efforts to provide to AHL, or to cause to be provided to AHL, a copy of the final forms of this Agreement and the other Loan Documents on a diskette or other machine readable format.

         SECTION 12.15 Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 12.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 12.17 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 12.18 AHL as Agent for Other Borrowers. Each Borrower hereby irrevocably appoints and authorizes AHL (a) to provide the Administrative Agent with all notices with respect to Loans for the benefit of any other Borrower and all other notices and instructions under this Agreement and (b) to take, on behalf of Borrowers, all actions, including, without limitation, the provision of consents, as are required or permitted to be taken by any or all of the Borrowers pursuant to this Agreement.

         SECTION 12.19 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been paid and satisfied in full (other than any Obligations that survive the termination of this Agreement pursuant to Section 12.13) and the Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

                                        AHL SERVICES, INC.
Signed, sealed, and                     ("BORROWER")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address: 3353 Peachtree Road, N.E.
                                                 Atlanta, Georgia 30326

                                        Telecopier:
                                                   -----------------------------

                                        ARGENBRIGHT SECURITY, INC.
Signed, sealed, and                     ("BORROWER")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address: 3353 Peachtree Road, N.E.
                                                 Atlanta, Georgia 30326

                                        Telecopier:
                                                   -----------------------------

                                        ARGENBRIGHT, INC.
Signed, sealed, and                     ("BORROWER")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address: 3353 Peachtree Road, N.E.
                                                 Atlanta, Georgia 30326

                                        Telecopier:
                                                   -----------------------------

                                        ADI U.K. LIMITED
Signed, sealed, and                     ("BORROWER")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Telecopier:
                                                   -----------------------------

                                        AVIATION DEFENCE INTERNATIONAL
Signed, sealed, and                     GERMANY LIMITED
delivered in the presence of:           ("BORROWER")


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Telecopier:
                                                   -----------------------------

                                        ARGENBRIGHT HOLDINGS LIMITED
Signed, sealed, and                     ("BORROWER")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address: 3353 Peachtree Road, N.E.
                                                 Atlanta, Georgia 30326

                                        Telecopier:
                                                   -----------------------------

                                        THE ADI GROUP LIMITED
Signed, sealed, and                     ("BORROWER")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Telecopier:
                                                   -----------------------------

                                        INTERSEC, INC.
Signed, sealed, and                     ("BORROWER")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Telecopier:
                                                   -----------------------------

                                        FIRST UNION NATIONAL BANK OF GEORGIA
Signed, sealed, and                     ("ADMINISTRATIVE AGENT")
delivered in the presence of:


                                        By:
----------------------------------         -------------------------------------
Notary Public                           Title:
                                              ----------------------------------


----------------------------------
Unofficial Witness


                                        Attest:
----------------------------------             ---------------------------------
Notary Public                           Title:
                                              ----------------------------------

                                                       [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Telecopier:
                                                   -----------------------------

                                      FIRST UNION NATIONAL BANK,
                                      LONDON BRANCH ("EUROPEAN FACILITY LENDER")

Signed, sealed, and
delivered in the presence of:


                                      By:
----------------------------------       -------------------------------------
Notary Public                         Title:
                                            ----------------------------------


----------------------------------
Unofficial Witness


                                      Attest:
----------------------------------           ---------------------------------
Notary Public                         Title:
                                            ----------------------------------

                                                     [CORPORATE SEAL]

----------------------------------
Unofficial Witness
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Telecopier:
                                                   -----------------------------

                      SCHEDULE 1.1: LENDERS AND COMMITMENTS



--------------------------------------------------------------------------------
                                                            Revolver Loan
       Lender                        Revolver                Commitment
       ------                       Commitment               Percentage
                                    ----------              -------------
--------------------------------------------------------------------------------
First Union National               $35,000,000                   100%
Bank of Georgia
--------------------------------------------------------------------------------